Exhibit 10.1

COLLABORATION AGREEMENT

BY AND BETWEEN

EDWARDS LIFESCIENCES LLC

AND

DEXCOM, INC.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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14.13	Entire Agreement of the Parties	71

14.14	Independent Contractors	71

14.15	Third Party Rights	71

14.16	Further Assurances	71

14.17	Counterparts	71

COLLABORATION AGREEMENT

This Collaboration Agreement (the “Agreement”) is entered into as of November 10, 2008 (the “Effective Date”), by and between Edwards Lifesciences LLC a limited liability company organized and existing under the laws of the State of Delaware and having a principal place of business at One Edwards Way, Irvine, CA 92614 (“Edwards”) and DexCom, Inc., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 6340 Sequence Drive, San Diego, CA 92121 (“DexCom”). Edwards and DexCom may each be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Edwards is engaged in the development and commercialization of hemodynamic monitoring equipment that is used to measure a patient’s heart function in surgical and intensive care settings and continuous glucose monitoring equipment that is used in surgical and intensive care settings;

WHEREAS, DexCom is engaged in the development and commercialization of continuous glucose monitoring systems; and

WHEREAS, Edwards and DexCom desire to conduct joint research and to collaborate to exclusively develop and manufacture, for commercialization by Edwards, products for blood-based glucose monitoring in a hospital or other acute care or critical care setting.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

1.1	“Accessories” shall mean any single use item that is or is used with a Licensed Product, other than a Sensor Disposable. The Accessories included in the Gen 1 Product are described in the Gen 1 Product Specification and the Accessories included in the Gen 2 Product are described in the Gen 2 Product Specification.

1.2	“Affiliate” shall mean, with respect to any Person, any other Person which controls, is controlled by or is under common control with such Person for so long as such control exists. A Person shall be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

1.3	“Ambulatory (Non-Surgical) Applications” shall mean glucose monitoring in any and all ambulatory care applications (such as for the self-monitoring of patients at home or monitoring of patients on an out-patient basis without requiring admission to any hospitals or other acute care or critical care facilities), but excluding surgical applications, such as (without limiting the foregoing and by way of example) the monitoring of patients during surgery performed at outpatient surgery centers or same day surgery centers.

1.4	“Ambulatory (Non-Surgical) Field” shall mean glucose monitoring using any device or devices that: (a) measure glucose levels, regardless of the method or nature of the samples or specimens used and (b) are designed to be used, and marketed and promoted to users, solely for Ambulatory (Non-Surgical) Applications.

1.5	“Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.6	“Change of Control” shall mean with respect to a Party, (a) the liquidation or dissolution of such Party or the sale or other transfer by such Party of all or substantially all of its respective assets; or (b) an event or series of related events in which: (i) any person or group of persons (as the term “person” is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) acquires or otherwise becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of securities of such Party representing more than fifty percent (50%) of the voting power of the then outstanding securities of such Party with respect to the election of directors of such Party (or members of any other governing body), (ii) obtains the ability to appoint a majority of the board of directors (or other governing body) of such Party, or (iii) obtains the ability to direct the operations or management of such Party or any successor to the business of such Party; or (c) such Party consummates a merger, consolidation or similar transaction with another Person where the holders of the voting securities of such Party having the power to elect the Board of Directors of such Party (or any other governing body) immediately preceding such transaction hold less than fifty percent (50%) of the voting securities having the power to elect the Board of Directors (or other governing body) of the ultimate parent entity resulting from such transaction.

1.7	“CE Mark Approval” shall mean Conformité Européenne (CE Mark) approval for the commercial sale of a Licensed Product in the EU.

1.8	“Commercial Readiness” shall mean:

(a)	as to a particular product in the United States, that Requisite Regulatory Approval has been obtained for such product in the United States (or determined by Edwards not to be required) and that DexCom has achieved Demonstrated Manufacturing Capability for such product in the United States;

(b)	as to a particular product in the EU, that Requisite Regulatory Approval in the EU has been obtained for such product and that DexCom has achieved Demonstrated Manufacturing Capability for such product in the EU; and

(c)	as to a particular product in Japan, that Requisite Regulatory Approval has been obtained for such product in Japan (or determined by Edwards not to be required) and that DexCom has achieved Demonstrated Manufacturing Capability for such product in Japan.

1.9	“Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by any Party with respect to any objective, those reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances. With respect to any objective relating to the research or development of a Licensed Product by any Party, “Commercially Reasonable Efforts” shall mean those efforts and resources normally used by such Party with respect to a product owned or controlled by such Party, or to which such Party has similar rights.

1.10	“Confidential Information” of a Party shall mean all Know How or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding such Party’s technology, products, business information or objectives, that is communicated in any way or form by one Party to the other Party, either prior to or after the Effective Date of this Agreement, that (a) if disclosed in writing, is marked “confidential” or “proprietary” at the time of such disclosure, (b) if disclosed orally, is identified as “confidential” or “proprietary” at the time of such disclosure, or (c) under the circumstances, a Person exercising reasonable business judgment would understand to be confidential or proprietary. The terms and conditions of this Agreement shall be considered Confidential Information of both Parties.

1.11	“Control” or “Controlled” shall mean, with respect to any Technology right or other intangible property or intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by a Party of the ability to grant to the other Party a license or to extend other rights as provided herein, under such right without violating the terms of any agreement or other arrangements with any Third Party.

1.12	“Copyrights” shall mean all (a) U.S. and foreign copyrights and all other similar or related rights, whether statutory or arising under common law, (b) all copyright applications and registrations, and certificates of copyright pertaining thereto, including but not limited to, copyright registrations and applications, and (iii) any extensions and renewals of any of the foregoing.

1.13	“Cost of Goods” means a Party’s standard cost (expressed on a per unit manufactured basis) of manufacturing, processing, testing, packaging and labeling the Sensor Disposable (or Licensed Product and/or Accessories, other than Sensor Disposables, with respect to items manufactured under the Supply Agreement), including but not limited to raw materials, direct labor and benefits, and the proportionate cost of any overhead, but excluding any costs related to under-utilized capacity, all determined in accordance with generally accepted accounting principles applied on a basis consistent with such Party’s annual audited financial statements.

1.14	“Demonstrated Manufacturing Capability” shall mean, as to a particular product in a particular nation, that DexCom has reasonably demonstrated to Edwards that DexCom (a) has completed the requirements of Section 5.4, (b) has initiated commercial manufacturing of such product and supplied Edwards with sufficient launch quantities (in accordance with Edwards’ forecasts and purchase orders under the Supply Agreement) of such product in accordance with Edwards’ purchase orders and the provisions of the Supply Agreement, and (c) is capable, within ordering lead times defined in or otherwise determined under the Supply Agreement of supplying such product on a reasonable commercial scale in accordance with Edwards’ purchase orders, forecasts and the Supply Agreement, for sale in such nation.

1.15	“Designated Manufacturing Employees” shall mean those DexCom employees or contractors who are, at the time of Edwards’ exercise of the Option to Manufacture as provided in Section 5.5 holding the respective positions (or positions of similar responsibility) listed in Exhibit F-2 and such other employees or contractors of DexCom (but in no case holding any position of vice president or higher) who at such time are employed or engaged primarily for the purpose of manufacturing Licensed Products for supply to Edwards under the Supply Agreement.

1.16	“Designated Manufacturing Equipment” shall mean all equipment and tooling required by DexCom in order for it to manufacture and supply to Edwards Gen 1 Product Hardware, Sensor Disposables and Accessories in accordance with Article 5 and the Supply Agreement, other than the “Shared Equipment” (as defined in Section 5.5.2)

1.17	“DexCom Copyrights” shall mean any Copyrights that DexCom Controls as of the Effective Date or that comes into the Control of DexCom during the Initial Improvement Term or, to the extent covering Extended Improvement Term Technology, during the Extended Improvement Term.

1.18	“DexCom Field” shall mean glucose monitoring using any device or devices that: (a) measure glucose levels based on analysis of samples or specimens of interstitial fluid and that do not analyze samples or specimens of blood and (b) are designed to be used, and marketed and promoted to users, for (i) Ambulatory (Non-Surgical) Applications and (ii) Step-down Care Applications.

1.19	“DexCom Know-How” shall mean any Know-How, that (a) DexCom Controls as of the Effective Date or that comes into the Control of DexCom during the Initial Improvement Term or, to the extent consisting of Extended Improvement Term Technology, during the Extended Improvement Term and (b) is necessary or useful to the development, manufacture or commercialization of Licensed Products.

1.20	“DexCom/Joint Membrane and Calibration Patent Rights” shall mean those DexCom Patent Rights and Joint Patent Rights having one or more Valid Claims of a United States patent covering (a) a membrane of any Licensed Product capable of any of the following:(i) absorbing fluids, (ii) attenuating the transport through the membrane of chemical species normally found in biological fluids, (iii) containing one or more enzymes, or (iv) reducing or eliminating biological processes related to foreign body rejections; or, (b) any aspect of the calibration of a Licensed Product.

1.21	“DexCom Patent Rights” shall mean Patent Rights that DexCom Controls as of the Effective Date or that come into the Control of DexCom during the Initial Improvement Term or, to the extent covering Extended Improvement Term Technology, during the Extended Improvement Term. Exhibit B to this Agreement contains a substantially complete list of the DexCom Patent Rights known to be existing as of the Effective Date, it being understood that such list may not reflect all of the filing status information as of the Effective Date. At Edwards’ written request from time to time, DexCom shall promptly provide to Edward an updated list of the DexCom Patent Rights correcting any later-determined discrepancies in Exhibit B and incorporating Dexcom Patent Rights that come into the Control of DexCom after the Effective Date.

1.22	“DexCom Product” shall mean a product developed, manufactured, or marketed by DexCom under the DexCom License.

1.23	“DexCom Technology” shall mean any and all of the following: (a) the DexCom Patent Rights, (b) DexCom Know-How, and (c) DexCom Copyrights.

1.24	“DexCom Third Party Agreements” shall mean (other than inventions rights agreements and intellectual property assignment agreements between DexCom and Employee/Consultants pursuant to which sole and exclusive rights in and to DexCom Technology as to any and all applications in the Edwards Field has been assigned to DexCom on an irrevocable, perpetual, fully-paid, royalty-free, freely sublicensable and assignable, worldwide basis) any agreement or arrangement between DexCom and a Third Party pursuant to which DexCom licenses or otherwise acquires DexCom Technology from such Third Party.

1.25	“DexCom Trademarks” shall mean the trademarks, trade dress and/or trade names set forth on Exhibit D hereto.

1.26	“Edwards Copyrights” shall mean any Copyrights, that Edwards Controls as of the Effective Date or that comes into the Control of Edwards during the Initial Improvement Term or, to the extent covering Extended Improvement Term Technology, during the Extended Improvement Term. For the avoidance of doubt, “Edwards Copyrights” also includes Joint Copyrights (as defined in Section 8.1). Notwithstanding the foregoing, “Edwards Copyrights” do not include any Edwards Flex Circuit Technology or Edwards interest in any Software Copyrights assigned to Edwards pursuant to Section 6.1.4 herein.

1.27	“Edwards Field” shall mean glucose monitoring using any device or devices that: (a) measure glucose levels based on analysis of samples or specimens of blood and that do not analyze samples or specimens of interstitial fluid and (b) are designed to be used, and marketed and promoted to users, for any and all applications other than Ambulatory (Non-Surgical) Applications.

1.28	“Edwards Flex Circuit Technology” shall mean the Technology Controlled by Edwards as of the Effective Date and anytime thereafter, primarily relating to a flexible circuit, excluding any membrane and/or sensing chemistry, such as described in the Patent Rights listed in Exhibit C hereto. At DexCom’s written request from time to time, Edwards shall promptly provide to DexCom an updated list of the Patent Rights related to Edwards Flex Circuit Technology correcting any later-determined discrepancies in Exhibit C and incorporating any Edwards Flex Circuit Technology Patent Rights that come into the Control of Edwards after the Effective Date.

1.29	“Edwards Know-How” shall mean any Know-How, that (a) Edwards Controls as of the Effective Date or that comes into the Control of Edwards during the Initial Improvement Term or, to the extent consisting of Extended Improvement Term Technology, during the Extended Improvement Term, and (b) is disclosed or provided to DexCom by Edwards or its Affiliates before or after the Effective Date or is used in the development or manufacture of, or is incorporated into, a Licensed Product. For the avoidance of doubt, “Edwards Know-How” also includes Joint Know-How (as defined in Section 8.1). Notwithstanding the foregoing, “Edwards Know-How” does not include any Edwards Flex Circuit Technology.

1.30	“Edwards Patent Rights” shall mean Patent Rights that (a) Edwards Controls as of the Effective Date or that come into the Control of Edwards during the Initial Improvement Term or, to the extent covering Extended Improvement Term Technology, during the Extended Improvement Term, and (b) cover the subject matter of any Edwards Know-How or otherwise include at least one Valid Claim covering the manufacture, use, sale, offer for sale or importation of any Licensed Product developed by the Parties hereunder during the Initial Improvement Term or, to the extent covering Extended Improvement Term Technology, during the Extended Improvement Term. For the avoidance of doubt, “Edwards Patent Rights” also include the Joint Patent Rights (as defined in Section 8.1). Notwithstanding the foregoing, “Edwards Patent Rights” do not include any Edwards Flex Circuit Technology.

1.31	“Edwards Technology” shall mean any and all of the following: (a) Edwards Patents Rights; (b) Edwards Know-How; and (c) Edwards Copyrights. For the avoidance of doubt, “Edwards Technology” also includes the Joint Technology. Notwithstanding the foregoing, “Edwards Technology” does not include any Edwards Flex Circuit Technology.

1.32	“Edwards Third Party Agreements” shall mean (other than inventions rights agreements and intellectual property assignment agreements between Edwards and Employee/Consultants not providing for any right of reversion and not calling for any post-assignment royalties or other intellectual property acquisition fees or payments, other than salary or development fees under such agreements) any agreement or arrangement between Edwards and a Third Party pursuant to which Edwards licenses or otherwise acquires Edwards Technology from such Third Party.

1.33	“European Union” or “EU” shall mean all of the European Union member states as of the applicable time during the term of this Agreement.

1.34	“Executive Officers” shall mean the Corporate Vice President, Critical Care of Edwards (or an executive officer of Edwards designated by such Corporate Vice President) and the Chief Executive Officer of DexCom (or an executive officer of DexCom designated by such Chief Executive Officer)

1.35	“Extended Improvement Term” shall mean the period commencing at the end of the Initial Improvement Term and continuing until the date that DexCom ceases to develop the Gen 1 Product and the Gen 2 Product hereunder and to manufacture for Edwards Gen 1 Product Hardware, Sensor Disposables and/or Accessories, including but not limited to upon (a) the exercise by Edwards of its Development Option, (b) the exercise by Edwards of its Option to Manufacture at a time DexCom has no further obligations to develop Gen 1 Product and the Gen 2 Product hereunder, (c) the occurrence of a Material Development Failure, (d) the date DexCom completes its tasks under the Gen 1 Product Development Plan and the Gen 2 Product Development Plan and the date DexCom ceases the manufacture of all of the Gen 1 Product Hardware, the Sensor Disposables and the Accessories hereunder or under the Supply Agreement, or (e) the termination or expiration of this Agreement.

1.36	“Extended Improvement Term Technology” shall mean any Technology that (a) is incorporated by Edwards or by DexCom (including without limitation with respect to DexCom, its successor following a Change of Control of DexCom) directly in the Gen 1 Product or the Gen 2 Product, to the extent (if at all) developed hereunder during the Extended Improvement Term or (b) is directly used by Edwards or by DexCom (including without limitation with respect to DexCom, its successor following a Change of Control of DexCom) during the Extended Improvement Term in, and as necessary for, the manufacture of any of the Gen 1 Product Hardware, the Sensor Disposables, or the Accessories manufactured by DexCom (or such successor) during the Extended Improvement Term.

1.37	“FDA” shall mean the United States Food and Drug Administration or any successor agency thereto.

1.38	“Financial Trigger Event” shall mean either of the following: (a) the failure of DexCom to obtain new investment, collaboration-related funding, or other financing during the period beginning after the Effective Date and ending on [*****], in the aggregate amount (over one or more transactions) of at least net proceeds of [*****], for use by DexCom for general corporate purposes or (b) DexCom fails to maintain capital (in cash, cash equivalents or short-term investment securities) of at least [*****] available for general corporate purposes at any time prior to the completion of the first Gen 2 Product Milestone Event set forth in Section 7.2.1 and Exhibit I. If a Financial Trigger Event occurs in a Calendar Quarter and continues into succeeding Calendar Quarter(s), for each Calendar Quarter it continues, a new Financial Trigger Event shall be deemed to have occurred.

1.39	“First Commercial Sale” shall mean, with respect to a given Licensed Product in any country in the Territory, the first sale or transfer of such Licensed Product under this Agreement by Edwards or its Affiliates (or sublicensees whose Net Sales would be Royalty-bearing pursuant to Section 6.3.2) to a Third Party for use in such country following the Regulatory Approval of such Licensed Product in such country.

1.40	“Gen 1 Product” shall mean the first generation Licensed Product to be developed under this Agreement, as more fully described in the Gen 1 Product Specification.

1.41	“Gen 1 Product Development Plan” shall mean the written plan for the development of the Gen 1 Product attached in summary outline form as Exhibit A-1-1 to this Agreement, as the same may be amended from time to time in accordance with this Agreement.

1.42	“Gen 1 Product Hardware” shall mean the Gen 1 Product system, including but not limited to the monitor, Software, algorithm, and fluid management equipment described in the Gen 1 Product Specification, but not including Sensor Disposables or Accessories for the Gen 1 Product.

1.43	“Gen 1 Product Specification” shall mean the detailed specification for the Gen 1 Product set forth in the Gen 1 Product Development Plan attached as Exhibit A-1-2 to this Agreement, as may be amended from time to time in accordance with this Agreement.

1.44	“Gen 2 Product” shall mean the second generation Licensed Product to be developed under this Agreement, as more fully described in the Gen 2 Product Specification.

1.45	“Gen 2 Product Development Plan” shall mean the written plan for the development of the Gen 2 Product attached in summary outline form as Exhibit A-2-1 to this Agreement, as the same may be amended from time to time in accordance with this Agreement.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1.46	“Gen 2 Product Specification” shall mean the minimum feature specification for the Gen 2 Product attached as Exhibit A-2-2 to this Agreement, as may be amended from time to time in accordance with this Agreement.

1.47	“Glucose Oxidase Field” shall mean any device or devices for glucose monitoring that are in whole or in part based on the measurement of the by-products of the chemical reaction of glucose oxidase and glucose.

1.48	“Gross Profit” shall mean Net Sales from sales during a Calendar Quarter of Sensor Disposables manufactured by DexCom under the Supply Agreement less the sum of (a) Cost of Goods of Edwards and its Affiliates of such Sensor Disposables and (b) any deductions permitted under Section 7.5.3(b) (if and to the extent not already reflected in the Cost of Goods). By way of clarification, if the calculation of Gross Profit results in a negative number for any Calendar Quarter then Gross Profit shall be deemed zero for such Calendar Quarter.

1.49	“Initial Improvement Term” shall mean the period commencing on the Effective Date and continuing until the earliest of (a) the consummation of a Change of Control of DexCom or (b) the effective date DexCom ceases to develop the Gen 1 Product and the Gen 2 Product hereunder, including but not limited to upon (i) the exercise by Edwards of its Development Option, (ii) the occurrence of a Material Development Failure, (iii) the date DexCom completes its tasks under the Gen 1 Product Development Plan and the Gen 2 Product Development Plan, or (iv) the termination or expiration of this Agreement.

1.50	“Joint Technology” shall mean any and all of the following: (a) the Joint Patents Rights (as defined in Section 8.1); (b) Joint Know-How (as defined in Section 8.1); and (c) Joint Copyrights (as defined in Section 8.1).

1.51	“Key Gen 2 Deliverable” shall have the meaning defined in Exhibit A-2-3.

1.52	“Know-How” shall mean all know-how, trade secrets, inventions, data, processes, techniques, procedures, compositions, devices, methods, formulas, algorithms, specifications, protocols and information, whether or not patentable, which are not generally publicly known, including, without limitation, all chemical, biochemical, toxicological, and scientific research information. Notwithstanding the foregoing and for the avoidance of doubt, “Know-How” does not include Patent Rights.

1.53	“Laws” shall mean all relevant laws, statutes, rules, regulations, guidelines, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.54	“Licensed Product” shall mean (a) the Gen 1 Product, (b) the Gen 2 Product, or (c) any product in the Edwards Field, the manufacture, use, sale, offer for sale or importation of which in any country of the Territory (i) is covered by at least one Valid Claim in such country included in the DexCom Patent Rights or Joint Patent Rights or (ii) utilizes DexCom Know-How or the Joint Know-How.

1.55	“Manufacturing Documentation” shall mean all manufacturing procedures, formulations, tooling, drawings, design output, validation, specifications, manufacturing and testing procedures, protocols and process recipes, bills of material, parts lists, vendor lists, Software, mechanical and electrical drawings, quality control procedures and data, vendor lists, terms or agreements with Third Party suppliers and vendors, and manufacturing equipment documentation and other information, instructions or documentation necessary or useful to manufacture the Gen 1 Product or the Gen 2 Product including but not limited to the Gen 1 Product Hardware, the Sensor Disposables and the Accessories.

1.56	“Material Development Failure” shall mean either of the following occurrences: (a) any period of delay in the achievement of a Milestone Event (leading to a Delay Adjustment Period as described in Section 7.6) which exceeds [*****] or (b) DexCom abandons its Gen 1 Product and Gen 2 Product development obligations hereunder.

1.57	“Material Manufacturing Failure Event” shall have the meaning as defined in the Supply Agreement. If a Material Manufacturing Failure Event occurs in a Calendar Quarter and continues into succeeding Calendar Quarter(s), for each Calendar Quarter it continues, a new Material Manufacturing Failure Event shall be deemed to have occurred.

1.58	“Net Sales,” subject to Section 6.3.2, shall mean all gross revenue derived by Edwards or its Affiliates from sales of Sensor Disposables to Third Parties, less the following items (to the extent the same are credited or deducted from, or prorated against, sales):

(a)	import, export, excise, sales and use taxes, custom duties and any other governmental tax or charge (except income taxes);

(b)	costs of insurance, packing, freight, shipping and transportation;

(c)	credits for returns, allowances, or trades;

(d)	discounts, retroactive price reductions, rebates and chargebacks; and

(e)	allowance for bad debt.

Notwithstanding the foregoing, “Net Sales” shall not include (and no Revenue Sharing or Royalty shall apply, accrue or be payable thereon) any gross revenue derived from sales of Sensor Disposables supplied for use in clinical trials or other research or development purposes or provided as samples; provided that, with respect to samples (excluding a reasonable number of samples distributed in connection with a product launch) total units of Sensor Disposable samples in any Calendar Quarter shall not exceed [*****] of the total units of Sensor Disposables sold in such Calendar Quarter that comprise Net Sales.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

In the case of any sale of Sensor Disposables for consideration other than cash, Net Sales shall be calculated on the fair market value of the consideration received. If a Sensor Disposable is incorporated into another Edwards product or is sold as a single stock keeping unit in combination with other Edwards products that are substantially concurrently being sold actively and regularly by Edwards in separate transactions in which a separate price is reasonably determinable, including any products that are modified to accommodate such combination (the “Bundled Edwards Products”), and a combined price is charged for such combination (the “Combined Price”), then such Sensor Disposable in such combination shall be included in Net Sales in an amount equal to the greater of (i) [*****] per unit or (ii) the difference between Edwards’ then average selling price for the Bundled Edwards Product (or, where there are more than one Bundled Edwards Product, Edwards’ then current average selling price for the most expensive of the Bundled Edwards Products in such combination) and the Combined Price; provided, however, that if Edwards bundles the Sensor Disposable with another Edwards product that at any time within the previous [*****] was sold by Edwards in a manner that would make it a Bundled Edwards Product, but which is no longer so sold because substantially all of the sales thereof are now part of a combination product including the Sensor Disposable, then such Edwards product will be deemed for purposes hereof to be a Bundled Edwards Product in such combination, and [*****] percent ([*****]%) of the Combined Price will be allocated as the Net Sales of the Sensor Disposable under this definition.

Net Sales shall be determined in accordance with generally accepted accounting principles, applied on a basis consistent with Edwards’ annual audited financial statements, with reconciliations for actual deductions and credits performed on a Calendar Quarter basis until all such amounts have been finally reconciled, regardless of the number of Calendar Quarters such final reconciliation requires.

1.59	“Non-GOX Product” shall mean a Licensed Product outside of the Glucose Oxidase Field.

1.60	“Object Code” shall mean the machine-readable code for the Software

1.61	“Patent Rights” shall mean any and all (a) patents, (b) pending patent applications, including, without limitation, all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, and all patents granted thereon, (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including, without limitation, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, and (e) all United States and foreign counterparts of any of the foregoing.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1.62	“Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.63	“Regulatory Approval” shall mean the technical, medical and scientific licenses, registrations, authorizations, certifications and approvals of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of Licensed Product(s) in a regulatory jurisdiction in the Territory.

1.64	“Regulatory Authority” shall mean any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the Territory involved in the granting of Regulatory Approval.

1.65	“Regulatory Materials” shall mean regulatory applications, notifications, registrations, Regulatory Approvals or other submissions made to or with a Regulatory Authority, and supporting documentation and information (including but not limited to the design listing file), that are necessary or reasonably desirable in order to develop, manufacture, market, sell or otherwise commercialize Licensed Product, Accessories and/or Sensor Disposables in a particular country, territory or possession.

1.66	“Requisite Regulatory Approval” shall mean a Regulatory Approval for the Gen 1 Product or the Gen 2 Product (as the case may be) in the applicable country (or in the case of the EU, CE Mark Approval) with the labeling indications respectively set forth in the Gen 1 Product Specification or the Gen 2 Product Specification.

1.67	“Revenue Sharing” shall mean the revenue share payments payable by Edwards to DexCom pursuant to Section 7.3.1.

1.68	“Royalty” shall mean the royalty payments payable by Edwards to DexCom pursuant to Sections 6.3.2 and 7.4.1.

1.69	“Royalty Period” shall mean the period of time beginning on the date of the First Commercial Sale of the Gen 2 Product (or such earlier date Edwards is obligated to pay Revenue Sharing or Royalties as expressly provided in Section 7.3.2), extending until the later of (a) the date on which the last Valid Claim of a United States patent included in the DexCom Patent Rights or Joint Patent Rights ceases to be a Valid Claim, which Valid Claim would be infringed by the manufacture, use, sale, offer for sale or importation of a Licensed Product in the United States if conducted other than by Edwards as the owner of the Joint Patent Right or in the absence of the Edwards License, or (b) the [*****] of the commencement of the Royalty Period.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1.70	“Sensor Disposable” shall mean any sterilized, single use item or any set of such items, either packaged as a kit or otherwise marketed as a stock keeping unit, that includes a sensor designed for continuous glucose monitoring and that either is, contains, or is designed for use with, one or more Licensed Products, the manufacture, use, sale, offer for sale or importation in the United States (a) is covered by at least one Valid Claim of a United States patent included in the DexCom Patent Rights or Joint Patent Rights or (b) utilizes DexCom Know-How or the Joint Know-How, regardless of the country in the Territory where such product is actually manufactured, used, sold, offered for sale or imported into. The Sensor Disposable(s) included in the Gen 1 Product are described in the Gen 1 Product Specification and the Sensor Disposable(s) included in the Gen 2 Product are described in the Gen 2 Product Specification.

1.71	“Software” shall mean any firmware, end-user software, driver software, interface software (including graphical user interface), operating software or other software program, in Object Code and Source Code, which software is installed or embodied in, or used specifically with, any Gen 1 Product or Gen 2 Product, including but not limited to Sensor Disposables.

1.72	“Source Code” shall mean all human-readable source code for all aspects of the computer programs included in the Software, as appropriate, in the appropriate programming language.

1.73	“Step-down Care Applications” shall mean glucose monitoring in step-down care facilities after discharge from surgery, intensive care, acute care or other critical care facilities at a hospital or other in-patient facility.

1.74	“Technology” shall mean, collectively, Know-How, Patents Rights, and Copyrights.

1.75	“Territory” shall mean the entire world.

1.76	“Third Party” shall mean any Person other than Edwards or an Affiliate of Edwards or DexCom or an Affiliate of DexCom.

1.77	“Valid Claim” shall mean any claim of any unexpired patent issued in a country which has not been dedicated to the public or disclaimed and which has not been held revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable.

2.	SCOPE OF COLLABORATION AND MANAGEMENT.

2.1	Scope of Collaboration. The Parties desire and intend to collaborate with respect to the conduct of joint research as described in this Agreement and with respect to the development and manufacture of Licensed Products for commercialization by Edwards, as and to the extent set forth in this Agreement. DexCom shall exercise Commercially Reasonable Efforts to perform its development and manufacturing obligations hereunder. During the Royalty Period, and subject to the terms and conditions hereof, Edwards shall exercise Commercially Reasonable Efforts to commercialize each Licensed Product in each country where such Licensed Product has received all applicable Regulatory Approvals; provided that, Edwards shall have sole discretion as to the manner and extent of commercialization of any Licensed Product, including but not limited to issues concerning terms of sale and pricing. Notwithstanding anything herein to the contrary, nothing herein shall constitute a guarantee or warranty of Edwards that it will have any degree of success in the development or commercialization of any Licensed Products in any country of the Territory.

2.2	Executive Sponsors. Each Party shall designate an executive sponsor (the “Executive Sponsors”) with respect to its activities under this Agreement and to facilitate coordination and exchange of technical and other information between the Parties during the term of this Agreement. Each Executive Sponsor shall keep the other Executive Sponsor reasonably informed, and respond to reasonable requests for information, concerning the activities of the Party such Executive Sponsor represents hereunder. The Executive Sponsors may by mutual written agreement amend the Gen 1 Product Specification, the Gen 1 Product Development Plan, the Gen 2 Product Specification, and the Gen 2 Product Development Plan; provided that, in no event shall a Party’s Executive Sponsor have the authority to impose any additional material obligations (including but not limited to any additional financial obligations) on the other Party in excess of those obligations set forth in this Agreement and the Supply Agreement without such Party’s written consent signed by an Executive Officer of such Party. Except as expressly provided above, no Executive Sponsor shall be authorized to amend or waive any provision of this Agreement. The initial Executive Sponsors for each Party shall be as set forth on Schedule 2.2. A Party may change its Executive Sponsor at any time and shall give prompt written notice thereof to the other Party.

3.	JOINT RESEARCH AND DEVELOPMENT.

3.1

Gen 1 Product and Gen 2 Product Research and Development. The Parties shall conduct joint research and develop the Gen 1 Product and the Gen 2 Product as provided in this Article 3 and in accordance with the Gen 1 Product Development Plan and the Gen 2 Product Development Plan. Each Party shall use Commercially Reasonable Efforts to conduct the tasks assigned to such Party in the Gen 1 Product Development Plan and the Gen 2 Product Development Plan and to assist the other Party in the completion of the tasks assigned to the other Party in such plans. Subject to Section 7.1.2 with respect to Edwards development funding contribution to DexCom, each Party shall perform its research and development tasks at its own expense. Each Party shall conduct its research and development tasks under this Agreement in good scientific manner and in compliance in all material respects with all applicable Laws.

3.2	Records, Reports and Information. Each Party shall maintain complete, current and accurate records of all work conducted by it under the Gen 1 Product Development Plan and the Gen 2 Product Development Plan and all data and other information resulting from such work. Such records shall fully and properly reflect all work done and results achieved in the performance of the Gen 1 Product Development Plan and the Gen 2 Product Development Plan in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall have the right to review such records maintained by the other Party at reasonable times, upon written request. Each Party shall provide reports to other Party on its activities under the Gen 1 Product Development Plan and the Gen 2 Product Development Plan at such times as reasonably requested by the other Party, at a level of detail reasonably sufficient to enable the other Party to determine the reporting Party’s progress against the tasks assigned to it under this Article 3.

3.3	Facilities Cooperation. Until such time as the tasks under the Gen 2 Product Development Plan have been completed or Edwards exercises the Development Option, whichever is earlier, the Parties shall each use Commercially Reasonable Efforts to make reasonable space available in their respective facilities to support employees from both Parties working together under this Agreement.

3.4	DexCom Development Covenant.

3.4.1	To the best of its knowledge, except as listed in Exhibit K, DexCom has not used and will not use any Technology or other intellectual property rights in connection with its development or manufacture of the Gen 1 Product and Gen 2 Product hereunder or in otherwise carrying out its obligations hereunder that DexCom does not either own or have rights, on an irrevocable, perpetual, royalty-free and fully paid-up basis, in the Edwards Field, to use under a license permitting its use and sublicensing to Edwards hereunder and that Edwards is free to use without liability, subject to the Edwards License and the other terms of this Agreement. DexCom shall not knowingly disclose to Edwards any inventions, trade secrets, or other information of Third Parties that DexCom does not have the right to disclose and that Edwards is not free to use without liability, subject to the Edwards License and the other terms of this Agreement.

3.4.2	DexCom shall ensure that neither DexCom nor any of its Employees/Consultants (as defined in Section 8.1) involved in the development of Gen 1 Product or Gen 2 Product hereunder or the manufacture of any items under the Supply Agreement shall be debarred or shall be the subject of any debarment or other disciplinary proceeding by the FDA or any Regulatory Authority in the Territory.

3.5	The Development Option.

3.5.1	Option. Edwards shall have the option (the “Development Option”), exercisable in its sole discretion, to terminate DexCom’s responsibility for development of the Gen 1 Product and the Gen 2 Product in accordance with the Gen 1 Product Development Plan and the Gen 2 Product Development Plan and to perform such development at Edwards’ own expense and discretion, on the following terms and conditions:

(a)	If DexCom undergoes a Change of Control, Edwards may exercise the Development Option, upon at least thirty (30) days’ prior written notice given to DexCom at any time within the period beginning as of the date of consummation of such Change of Control of DexCom and ending twelve (12) months following the later of (i) the date of consummation of the Change of Control of DexCom or (ii) the date Edwards receives written notice from DexCom of such Change of Control of DexCom.

(b)	Edwards may exercise the Development Option, upon at least thirty (30) days’ prior written notice given to DexCom at any time within the period beginning as of the date of occurrence of any Financial Trigger Event and ending ninety (90) days immediately following the date Edwards receives written notice from DexCom of the occurrence of such Financial Trigger Event.

(c)	DexCom shall provide Edwards written notice of any event that gives rise to Edwards’ right to exercise the Development Option within ten (10) business days after the occurrence of such event.

3.5.2

Transition Assistance. In the event Edwards exercises its Development Option, DexCom shall cooperate with all reasonable requests of Edwards for the orderly transfer of DexCom’s development responsibilities to Edwards. In this regard, DexCom shall deliver to Edwards all Manufacturing Documentation (not already in Edwards’ possession) and any other DexCom Know-How, documents or information then used by DexCom and necessary for Edwards’ continued development of the Gen 1 Product and the Gen 2 Product (as the case may be), including but not limited to any documents related to Gen 1 Product and Gen 2 Product designs or specifications. DexCom will exert Commercially Reasonable Efforts following the Effective Date to obtain the right (contingent upon Edwards’ agreement to assume and perform DexCom’s obligations accruing thereafter) to assign and delegate to Edwards DexCom’s relevant rights and obligations under any agreements (including but not limited to any agreements with contract research organizations and clinical investigators), where such assignment and delegation is in support of such orderly transfer of development responsibilities to Edwards. DexCom shall promptly inform Edwards of such agreements and the material terms thereof after the Effective Date (or upon their respective execution if such execution occurs after the Effective Date) and shall inform Edwards of any relevant agreement with respect to which DexCom concludes that it cannot, despite such Commercially Reasonable Efforts, obtain rights for its assignment to Edwards in accordance with this Section 3.5.2. If Edwards exercises the Development Option pursuant to clause (a) of Section 3.5.1, Edwards shall bear one-half of DexCom’s reasonable out-of-pocket expense incurred due to DexCom’s activities under this Section 3.5.2, and Edwards will pay or reimburse DexCom for its half of such expenses within thirty (30) days of receiving DexCom’s invoices therefore (including reasonable supporting documentation) from time to time. If Edwards exercises the Development Option pursuant to clause (b) of Section 3.5.1, DexCom shall bear all of its costs incurred due to DexCom’s activities under this Section 3.5.2.

3.5.3	Effect of Exercise of Development Option. In the event Edwards exercises its Development Option, notwithstanding anything herein to the contrary:

(a)	Edwards shall be deemed to have exercised (notwithstanding any conditions to such exercise) its Regulatory Option and its Option to Manufacture effective as of the effective date of the exercise of the Development Option. With respect to the deemed exercise of the Option to Manufacture, in the event Edwards exercises its Development Option pursuant to Section 3.5.1(a), then the Option to Manufacture shall be deemed exercised pursuant to Section 5.5.1(d); and, in the event Edwards exercises its Development Option pursuant to Section 3.5.1(b), then the Option to Manufacture shall be deemed exercised pursuant to Section 5.5.1(f).

(b)	Edwards shall have no further obligations to pay DexCom development funding under Section 7.1.2, Milestone Payments, or Revenue Sharing pursuant to Section 7.3.1 except as expressly set forth below:

(i)	Any Milestone Payments which have accrued to DexCom prior to the effective date of Edwards’ exercise of the Development Option shall be paid to DexCom in accordance herewith. DexCom shall continue to have a right to Revenue Sharing with respect to any Gross Profits arising from sales of Sensor Disposables manufactured and supplied to Edwards by DexCom under the Supply Agreement.

(ii)	Within thirty (30) days after the effective date of Edwards’ exercise of the Development Option (other than pursuant to Section 3.5.1(b)), Edwards shall pay to DexCom either: (A) [*****] or (B) [*****].

(iii)	In the event the effective date of Edwards’ exercise of the Development Option occurs after [*****] and before [*****], then Edwards shall pay to DexCom any Gen 1 Product Milestone Payments that as of such time have not been paid to DexCom as set forth in Section 7.2.1 and Exhibit I upon achievement of the applicable milestone for such Milestone Payment subject to the terms and conditions hereof. (For the avoidance of doubt, in addition to the Requisite Regulatory Approval, Edwards (and not DexCom) shall need to achieve “Demonstrated Manufacturing Capability” in connection with achieving “Commercial Readiness” for the purposes of achieving the applicable milestone.) In such event, Edwards shall use Commercially Reasonable Efforts to continue development of the Gen 1 Product and to seek to achieve the Gen 1 Product milestones set forth in Section 7.2.1 and Exhibit I hereunder; provided that, notwithstanding anything herein to the contrary, nothing herein shall constitute a guarantee or warranty of Edwards that it will have any degree of success in such development or achieving such milestones. All of Edwards’ obligations under this Section 3.5.3(b)(iii) to DexCom shall be satisfied in full upon payment to DexCom of amounts equaling an aggregate sum of [*****] (less any Gen 1 Product Milestone Payments made to DexCom prior to the effective date of Edwards’ exercise of the Development Option or pursuant to Section 3.5.3(b)(i) hereof).

(iv)

In the event the effective date of Edwards’ exercise of the Development Option occurs after DexCom’s delivery of the Key Gen 2 Deliverable, then in addition to the Gen 1 Product Milestone Payments as provided in Section 3.5.3(b)(iii) above, Edwards shall pay to DexCom any Gen 2 Product Milestone Payments that as of such time have not been paid to DexCom as set forth in Section 7.2.1 and Exhibit I, upon achievement of the applicable milestone for such Milestone Payment subject to the terms and conditions hereof. (For the avoidance of doubt, in addition to the Requisite Regulatory Approval, Edwards (and not DexCom) shall need to achieve “Demonstrated Manufacturing Capability” in connection with achieving “Commercial Readiness” for the purposes of achieving the applicable

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

milestone.) In such event, Edwards shall use Commercially Reasonable Efforts to continue development of the Gen 2 Product and to seek to achieve the Gen 2 Product milestones set forth in Section 7.2.1 and Exhibit I hereunder; provided that, notwithstanding anything herein to the contrary, nothing herein shall constitute a guarantee or warranty of Edwards that it will have any degree of success in the such development or achieving such milestones. All of Edwards’ obligations under this Section 3.5.3(b)(iv) to DexCom shall be satisfied in full upon payment to DexCom of amounts equaling an aggregate sum of [*****] (less any Gen 2 Product Milestone Payments made to DexCom prior to the effective date of Edwards’ exercise of the Development Option or pursuant to Section 3.5.3(b)(i) hereof).

(c)	Edwards shall continue to be obligated to pay Royalties to DexCom throughout the Royalty Period subject to the terms and conditions provided herein.

4.	REGULATORY MATTERS.

4.1	Data and Regulatory Materials. Each Party shall during the Initial Improvement Term, and DexCom (but not Edwards) shall during the Extended Improvement Term, if any, in a timely manner and compliant with the requirements of FDA and any other applicable Regulatory Authority, provide the other Party with copies of all preclinical, non-clinical, analytical, manufacturing, and clinical data relating to the Licensed Product, generated by or on behalf of such Party in connection with the performance of the Gen 1 Product Development Plan or the Gen 2 Product Development Plan and relevant to any regulatory submission under this Agreement. All preclinical, non-clinical, analytical, manufacturing, and clinical data and associated reports disclosed by one Party to the other under this Agreement shall be deemed Confidential Information of the disclosing Party. Except as otherwise provided in this Section 4.1 and Article 9, the receiving Party may use such data solely for the purpose of developing, seeking and obtaining Regulatory Approval for and commercializing Licensed Products in accordance with the terms hereof. In addition, DexCom may use such data solely for the purpose of developing, seeking and obtaining Regulatory Approval for and commercializing products in the DexCom Field or the Ambulatory (Non-Surgical) Field.

4.2

Regulatory Submissions and Approvals; Ownership. In accordance with the Gen 1 Product Development Plan and the Gen 2 Product Development Plan, DexCom shall be responsible for assembling, submitting and maintaining Regulatory Materials for the Gen 1 Product in the United States; and, Edwards shall be responsible for assembling, submitting and maintaining Regulatory Materials for the Gen 1 Product outside the United States and the Gen 2 Product. The United

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

States Regulatory Materials for the Gen 1 Product shall be owned by DexCom. Notwithstanding the foregoing, Edwards shall have the option (the “Regulatory Option”), exercisable in its sole discretion, to have ownership (and all rights therein) of the United States Regulatory Materials for the Gen 1 Product assigned to Edwards, for no additional consideration, and to assume responsibility for prosecuting and maintaining such Regulatory Materials at any time after (a) a Change of Control of DexCom, (b) a Financial Trigger Event or (c) [*****] prior to FDA submission of the Gen 2 Product. The Regulatory Option may be exercised upon thirty (30) days written notice to DexCom. In connection with the foregoing, DexCom hereby irrevocably assigns to Edwards the United States Regulatory Materials for the Gen 1 Product upon the effectiveness of the Regulatory Option pursuant to Edwards exercise thereof. All Regulatory Materials for the Gen 1 Product outside the United States, the Gen 2 Product or any other Licensed Product shall be owned by Edwards. Each Party with responsibility under Section 4.1 for generating data will cooperate fully with the other Party to make that data available for the preparation and submission of Regulatory Materials.

4.3	Costs and Expenses. All costs and expenses to the extent required for either Party to prepare, submit and maintain Regulatory Materials for the Licensed Products shall be borne by the Party who at the time such expenses are incurred owns such Regulatory Materials pursuant to Section 4.2.

4.4	Meetings. Upon the request of DexCom, where permitted, in matters where Edwards is the Party preparing, submitting and maintaining U.S. or EU Regulatory Materials for the Gen 1 Product and the Gen 2 Product, Edwards shall request the Regulatory Authority in the United States or EU (as applicable) to allow at least one DexCom representative to attend, and, upon the request of Edwards and where permitted, DexCom shall make available at least one DexCom representative to attend, as a silent observer (unless otherwise agreed in advance by the Parties), all meetings between Edwards and such U.S. or EU Regulatory Authority regarding the Gen 1 Product and the Gen 2 Product, and Edwards shall use Commercially Reasonable Efforts to timely inform DexCom of any such meetings scheduled with a U.S. or EU Regulatory Authority as soon as practically possible. DexCom shall afford Edwards the same rights as provided above to DexCom in those matters where DexCom is the Party preparing, submitting and maintaining Regulatory Materials for the Gen 1 Product.

4.5	Consultation, Reporting and Review.

4.5.1

Each Party shall during the Initial Improvement Term, and DexCom (but not Edwards) shall during the Extended Improvement Term, if any, keep the other Party reasonably and regularly informed of the status of the preparation of all Regulatory Materials, Regulatory Authority review of Regulatory Materials, and Regulatory Approvals made by it for the Gen 1 Product and the Gen 2 Product and will give reasonable consideration to any comments received from such other Party with respect to such Regulatory Materials; provided that in the event of any dispute and

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

subject to Edwards’ agreements under Section 13.1.1, Edwards shall have final authority over any strategies for obtaining Regulatory Approval of the Gen 1 Product, the Gen 2 Product or any other Licensed Product.

4.5.2	Each Party shall during the Initial Improvement Term, and DexCom (but not Edwards) shall during the Extended Improvement Term, if any, provide the other Party, in a timely manner, with copies of all Regulatory Approvals it receives for the Gen 1 Product and the Gen 2 Product.

4.5.3	Each Party shall during the Initial Improvement Term, and DexCom (but not Edwards) shall during the Extended Improvement Term, if any, provide the other Party, in a timely manner, with copies of, and all information received by it pertaining to, notices, questions, actions and requests from or by Regulatory Authorities with respect to the Gen 1 Product or the Gen 2 Product, or the testing, manufacture, distribution or facilities in relation thereto, including without limitation any notices of non-compliance with Laws in connection with the Gen 1 Product or the Gen 2 Product (e.g., warning letters or other notices of alleged non-compliance), audit notices, notices of initiation by Regulatory Authorities of investigations, inspections, detentions, seizures or injunctions concerning the Gen 1 Product or the Gen 2 Product (or its manufacture, distribution, or facilities connected thereto), notice of violation letters (i.e., an untitled letter), warning letters, service of process or other inquiries.

4.6	Communications. Except as may be required by Laws, only the Party that owns the Regulatory Materials in a particular country or territory shall communicate regarding the Gen 1 Product or the Gen 2 Product with any Regulatory Authority having jurisdiction in such country or territory. However, responses to a regulatory request or inquiry of a substantial nature, such as would impact regulatory or development strategy, shall require consultation with the other Party prior to the communication to the extent practicable and, whenever possible and to the extent practicable, shall include participation by the other Party. If the Party not owning the Regulatory Materials is required to make such a communication by a Regulatory Authority regarding the Gen 1 Product or the Gen 2 Product, then such Party shall immediately provide to the other Party notice of such requirement.

4.7

Regulatory Inspection or Audit. If a Regulatory Authority desires to conduct an inspection or audit with regard to the Gen 1 Product or the Gen 2 Product of a Party’s facility or a facility under contract with a Party, such Party shall promptly notify the other Party. In such case, the audited Party shall permit and cooperate with such inspection or audit, and shall cause the contract facility to permit and cooperate with such Regulatory Authority during such inspection or audit. The other Party shall have the right to have a representative observe such inspection or audit and shall, if requested by the audited Party, assist the audited Party in preparing for, facilitating or enabling such inspection or audit. Following receipt of the inspection or audit observations of such Regulatory Authority (a copy of which the audited Party shall immediately provide to the other Party), the audited Party shall prepare a draft response to any such observations, in consultation with the other Party, and the Party that holds the Regulatory Materials in the applicable country or territory shall prepare and file the final response with such Regulatory Authority. Notwithstanding the above, Edwards obligations to DexCom under this Section 4.7 shall only apply with respect to United States Regulatory Authorities and then only so long as DexCom continues to own the United States Regulatory Approvals for Gen 1 Product. The obligations of DexCom under this Section 4.7 are in addition to any obligations of DexCom under the Supply Agreement.

5.	MANUFACTURING.

5.1	Roles of the Parties. Except as set forth in Sections 3.5.3(a) and 7.6.2(g) and subject to this Article 5, DexCom shall have the right to supply Edwards’ entire requirements of the following items, and DexCom shall supply such items to Edwards in accordance with this Article 5 and the Supply Agreement (defined below):

(i)	Gen 1 Product Hardware;

(ii)	Sensor Disposables; and

(iii)	Accessories.

5.2	Supply Agreement. Concurrently with the execution of this Agreement, the Parties shall enter into a manufacturing and supply agreement (the “Supply Agreement”) governing the supply of Gen 1 Product Hardware, Sensor Disposables and Accessories by DexCom to Edwards.

5.3

Continuous Manufacturing Technology Transfer. In addition to the rights of Edwards under Section 6.1.6, DexCom shall upon Edwards’ request from time to time, during the Initial Improvement Term and any Extended Improvement Term (and until the earlier of Edwards’ validation of its own manufacturing facility or the expiration of eighteen (18) months following the end of the Initial Improvement Term, or, if there is an Extended Improvement Term, eighteen (18) months following the end of the Extended Improvement Term), deliver to Edwards copies of all Manufacturing Documentation so that Edwards has all of the manufacturing information, including but not limited to information necessary or useful for the manufacture, testing, packaging and labeling of any Gen 1 Product Hardware, Sensor Disposables and Accessories manufactured and supplied by DexCom during the Initial Improvement Term, in its then current form as of the date of Edwards’ request through the end of the Initial Improvement Term and, if there is an Extended Improvement Term, in its then current form as of the date of Edwards’ request through the end of the Extended Improvement Term. Upon Edwards’ request from time to time, during the Initial Improvement Term and any Extended Improvement Term (and until the earlier of Edwards’ validation of its own manufacturing facility or the expiration of the eighteen (18) month period described above, as applicable), DexCom shall also assist Edwards in the transfer to Edwards of all analytical methods and manufacturing procedures used by DexCom during the Initial Improvement Term and any Extended Improvement Term with respect to its manufacture, testing, packaging and labeling of any Gen 1 Product Hardware, Sensor Disposables and Accessories. Edwards shall reimburse DexCom for its reasonable out-of-pocket expenses incurred in providing such assistance.

5.4	Edwards OEM Qualification. Prior to the completion of the Gen 1 Product Development Plan, DexCom shall use Commercially Reasonable Efforts to demonstrate to Edwards’ reasonable satisfaction that (a) DexCom’s manufacturing facility is in substantial compliance with the current Good Manufacturing Practices and Quality System Regulation defined by the FDA in 21 CFR Part 820, as the same may be amended from time to time (as applicable, if more stringent, requirements imposed by the Regulatory Authorities in the EU or Japan) and (b) DexCom meets in all material respects the Risk Level 1 requirements imposed by Edwards on Original Equipment Manufacturers, as set forth in Exhibit E.

5.5	Edwards Option to Manufacture.

5.5.1	The Option. Edwards shall have the option (the “Option to Manufacture”), exercisable in its sole discretion, to terminate its obligation to purchase and DexCom’s right to manufacture and supply, the items listed in Section 5.1, on the following terms and conditions:

(a)	unless DexCom otherwise agrees in its discretion, the Option to Manufacture must be exercised by Edwards, if at all, with respect to all, and not less than all, of the items listed in Section 5.1;

(b)	except as provided in clause (d), (e), (f) or (g) below, the Option to Manufacture will not be exercisable by notice given prior to the beginning of the Royalty Period;

(c)	except as provided in clauses (d), (e), (f) or (g) below, written notice of Edwards’ exercise of the Option to Manufacture must be given, if at all, at least [*****] prior to the effectiveness of such exercise (i.e., for clarity, such effectiveness cannot occur earlier than [*****] of the beginning of the Royalty Period;

(d)	If DexCom undergoes a Change of Control, Edwards may exercise the Option to Manufacture, upon at least [*****]’ prior written notice given to DexCom at any time within the period beginning as of the date of consummation of such Change of Control of DexCom and ending [*****] following the later of (i) the date of consummation of the Change of Control of DexCom or (ii) the date Edwards’ receives written notice from DexCom of such Change of Control of DexCom;

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(e)	Edwards may exercise the Option to Manufacture, upon at least [*****]’ prior written notice given to DexCom within [*****] immediately following the date Edwards’ receives written notice from DexCom of the occurrence of any Material Manufacturing Failure Event;

(f)	Edwards may exercise the Option to Manufacture, upon at least [*****]’ prior written notice given to DexCom at any time within the period beginning as of the date of occurrence of any Financial Trigger Event and ending [*****] immediately following the date Edwards’ receives written notice from DexCom of the occurrence of such Financial Trigger Event;

(g)	The Option to Manufacture shall be deemed exercised by Edwards upon the effective date of any termination or expiration of the Supply Agreement (subject to Sections 11.7 and 11.8 of this Agreement with respect to a termination of the Supply Agreement as a result of a termination of this Agreement); and

(h)	DexCom shall provide Edwards written notice of any event that gives rise to Edwards’ right to exercise its Option to Manufacture under clauses (d), (e), (f) and (g) above within ten (10) business days after the occurrence of such event.

5.5.2	Ownership of Designated Manufacturing Equipment and Use of Manufacturing Assets and Facilities.

(a)

The Executive Sponsors shall determine the items of the Designated Manufacturing Equipment. The Executive Sponsors shall also determine the items of the equipment and tooling that may be used by DexCom for its own manufacturing operations as well as manufacturing Gen 1 Product Hardware, Sensor Disposables and Accessories for Edwards hereunder and under the Supply Agreement (the “Shared Equipment”). After such determination, Edwards shall acquire and ship to DexCom’s designated manufacturing facility (of which the location has been approved by Edwards), at Edwards’ expense, each item of Designated Manufacturing Equipment for use by DexCom exclusively in connection with its manufacturing and supply obligations to Edwards. If DexCom already has an item of Designated Manufacturing Equipment in good working order and repair, then subject to the Parties’ mutual agreement, Edwards shall have the option of purchasing from DexCom such item for an amount equal to [*****] of such item as of the date of Edwards’ exercise of its

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

option (or such other amount as mutually agreed to by the Parties). Upon payment of such amount by Edwards, and subject to any customary terms as mutually agreed to by the Parties in writing, DexCom will transfer to Edwards, all of its right, title and interest, in such item of Designated Manufacturing Equipment, free and clear of any liens or encumbrances. Subject to this Section 5.5.2(a) with respect to Edwards purchase of Designated Manufacturing Equipment from DexCom and Section 5.5.2(b) concerning the leasing of Designated Manufacturing Equipment to DexCom, the Designated Manufacturing Equipment shall, at all times, remain the sole and exclusive property of Edwards. DexCom shall acquire and maintain, at its own expense, the Shared Equipment.

(b)	Subject to the terms of this Article 5 and Exhibit F-1, and upon good and marketable title thereto passing to Edwards, Edwards hereby leases the Designated Manufacturing Equipment to DexCom (the “Equipment Lease”). In consideration of Edwards’s leasing the Designated Manufacturing Equipment to DexCom, DexCom shall pay to Edwards each Calendar Quarter an amount equal to [*****], as determined by Edwards in accordance with generally accepted accounting principles, applied on a basis consistent with Edwards’ annual audited financial statements in accordance with Exhibit F-1. Upon reasonable notice during normal business hours, Edwards shall have the right to inspect the Designated Manufacturing Equipment at DexCom’s facility to determine and confirm DexCom’s compliance with this Agreement and the terms of the Equipment Lease.

(c)	DexCom shall install or have installed, at its expense, at its manufacturing facility the Designated Manufacturing Equipment and, as applicable, the Shared Equipment. DexCom shall not move the Designated Manufacturing Equipment from its manufacturing facility without the prior approval of Edwards. DexCom shall not utilize the Designated Manufacturing Equipment for any use other than for the manufacture of Gen 1 Product Hardware, Sensor Disposables and/or Accessories for Edwards in accordance with this Article 5 and the Supply Agreement. DexCom, at its expense, shall make all necessary site preparations and shall validate and operate the Designated Manufacturing Equipment and the Shared Equipment in accordance with applicable Laws, the applicable operating manuals and manufacturer’s instructions for such Designated Manufacturing Equipment and such Shared Equipment, and in accordance with the Supply Agreement.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(d)	The Parties will, through the Executive Sponsors, cooperate following the Effective Date to effect and document the transfer of title to Edwards of any Designated Manufacturing Equipment from DexCom pursuant to the exercise of Edwards’s option under Section 5.5.2(a) and the institution and administration of the Equipment Lease.

(e)	In addition, upon the effectiveness of the Option to Manufacture pursuant to Edwards’ exercise thereof, Edwards shall have the right and license, but not the obligation, until the earlier of Edwards’ validation of its own manufacturing facility or the expiration of eighteen (18) months following the effectiveness of the Option to Manufacture, to take possession of Designated Manufacturing Equipment, and operate the Designated Manufacturing Equipment and the Shared Equipment at the facility and location at which DexCom then currently operates such Designated Manufacturing Equipment and Shared Equipment with employees and contractors of Edwards’ choosing, as reasonably necessary to continue manufacture of Gen 1 Product Hardware, Sensor Disposables and Accessories (as the case may be) without any interruption of supply to Edwards in accordance with its requirements, pending the transfer of possession of such manufacturing to Edwards or its designee. Edwards shall reimburse DexCom for any facility lease payments paid by DexCom to Third Parties in connection with Edwards’ exercise of its license to operate Designated Manufacturing Equipment and Shared Equipment from the facility, not to exceed the then current fair market value of such leasehold.

(f)	DexCom will exert Commercially Reasonable Efforts following the Effective Date to obtain the right (contingent upon Edwards’ agreement to assume and perform DexCom’s obligations accruing thereafter) to assign and delegate to Edwards DexCom’s relevant rights and obligations under any agreements (including but not limited to any agreements with suppliers), where such assignment and delegation is in support of the operation of the Designated Manufacturing Equipment from DexCom’s facility by Edwards pursuant to Section 5.5.2(e) and the orderly transfer of manufacturing responsibilities to Edwards upon exercise of Edwards Option to Manufacture. DexCom shall promptly inform Edwards of such agreements and the material terms thereof after the Effective Date (or upon their respective execution if such execution occurs after the Effective Date) and shall inform Edwards of any relevant agreement with respect to which DexCom concludes that it cannot, despite such Commercially Reasonable Efforts, obtain rights for its assignment to Edwards in accordance with this Section 5.5.2(f).

5.5.3	Designated Manufacturing Employees. If Edwards duly exercises the Option to Manufacture by notice to DexCom in accordance with Section 5.5.1, Edwards shall have the right, but not the obligation, to offer employment by Edwards to one or more of the Designated Manufacturing Employees; provided, however that no such employment may become effective prior to the effectiveness of the Option to Manufacture.

5.5.4	DexCom Assistance. If Edwards duly exercises the Option to Manufacture by notice to DexCom in accordance with Section 5.5.1, then, in addition to any other rights of Edwards hereunder, Edwards shall have the right to require that DexCom, during the period between such notice and the effectiveness of the Option to Manufacture, provide reasonable support to Edwards to assist Edwards in setting up facilities and processes specifically for the manufacture of the items listed in Section 5.1 with respect to the Gen 1 Product and the Gen 2 Product and to disclose to Edwards any DexCom Know-How and provide any Manufacturing Documentation for such purposes and not then in the possession of Edwards and transitioning any such Third Party suppliers to Edwards. If Edwards exercises the Option to Manufacture pursuant to clause (d) of Section 5.5.1, Edwards shall bear one-half of DexCom’s reasonable out-of-pocket expenses incurred due to DexCom’s activities under this Section 5.5.4, and Edwards will pay or reimburse DexCom for its half of such expenses within thirty (30) days of DexCom’s invoices (including reasonable supporting documentation) from time to time. If Edwards exercises the Option to Manufacture pursuant to clause (e) or clause (f) of Section 5.5.1, DexCom shall bear all of its costs incurred due to DexCom’s activities under this Section 5.5.4. If the Option to Manufacture is deemed exercised pursuant to clause (g) of Section 5.5.1, DexCom shall bear all of its costs incurred due to DexCom’s activities under this Section 5.5.4 if the Supply Agreement is terminated by Edwards pursuant to Sections 4.2 or 4.3 of the Supply Agreement or by DexCom pursuant to Section 4.4 of the Supply Agreement. Otherwise, where the Option to Manufacture is deemed exercised pursuant to clause (g) of Section 5.5.1, Edwards shall bear all of DexCom’s reasonable out-of-pocket expenses incurred due to DexCom’s activities under this Section 5.5.4, and Edwards will pay or reimburse DexCom for such expense within thirty (30) days of DexCom’s invoices (including reasonable supporting documentation) from time to time,

5.6	Gen 1 Hardware and Accessories. Notwithstanding anything herein to the contrary, if at any time the Parties mutually agree that Gen 1 Product Hardware and/or Accessories may be manufactured by Edwards or its Third Party supplier rather than DexCom, then Edwards shall have the option to manufacture or have a Third Party supply such item(s) instead of DexCom and DexCom’s right to manufacture and supply and Edwards’ obligation to purchase from DexCom such item(s) shall terminate (without any right of reinstatement). In the event Edwards exercises its option pursuant to this Section 5.6, DexCom shall cooperate with all reasonable requests of Edwards, for the orderly transfer of manufacturing and supply responsibilities of the affected item(s) to Edwards or the Third Party supplier. Edwards shall reimburse DexCom for its reasonable out-of-pocket expenses incurred in providing such assistance.

6.	LICENSES.

6.1	Licenses to Edwards; Assignment.

6.1.1	Edwards License. Subject to Section 6.1.2 and 6.1.4, DexCom, effective as of the Effective Date, hereby grants to Edwards and its Affiliates an irrevocable, perpetual, exclusive license (exclusive even as to DexCom, except to the extent necessary for DexCom to perform its activities and exercise its rights under this Agreement and subject to Sections 6.1.3 and 11.7), with the right to grant sublicenses in accordance with the provisions of Section 6.3 hereof, under the DexCom Technology, to develop, make, have made, use, import, export, distribute, market, offer for sale and sell, Licensed Product, and to otherwise practice in any and all respects the DexCom Technology, in the Edwards Field, in the Territory (the license granted under this Section 6.1.1 is sometimes referred to herein as the “Edwards License”). Except for Edwards’ obligations (subject to the terms and conditions of this Agreement) to pay Revenue Sharing, a share of sublicense revenues as provided under Section 6.3.3, or Royalties arising from Net Sales of Sensor Disposables, the Edwards License shall be deemed fully paid-up and royalty-free.

6.1.2	Manufacturing. Edwards shall only be entitled to exercise the make and have made rights with respect to Gen 1 Product Hardware, Sensor Disposables, and Accessories under the Edwards License (a) by exercising the Option to Manufacture subject to the terms and conditions of Section 3.5.3(a) or Section 5.5, (b) pursuant to Sections 5.6 or 7.6.2 (g), or (c) with respect to each of the Gen 1 Product Hardware, Sensor Disposable, and Accessories at any time after DexCom no longer has the exclusive right to manufacture any such product, including but not limited to upon the effective date of any termination or expiration of the Supply Agreement (and, for the avoidance of doubt, this Agreement). Notwithstanding the above, and for the avoidance of doubt, nothing in this Section 6.1.2 shall be construed as preventing or restricting Edwards from sublicensing to Third Parties in accordance with Section 6.3.4 any or all of its rights under the Edwards License, including but not limited to its make and have made rights.

6.1.3	Loss of Exclusivity.

(a)	Subject to Section 6.1.3(b), during any period the Edwards License is exclusive and Edwards has an obligation to pay DexCom Revenue Sharing or Royalties hereunder, if the total amount of Revenue Sharing and Royalty objective set forth in Exhibit G (the “Annual Royalty Objective”) is not met for any twelve (12) full calendar month period as set forth in Exhibit G (each such period a “Minimum Royalty Year”) or, where applicable for the Pre-Year 1 Period in Exhibit G, (it being understood and agreed that no such failure shall constitute a breach of this Agreement by Edwards), then DexCom has the option to convert the Edwards License from an exclusive to a non-exclusive license by providing Edwards written notice (the “Non-Exclusive Election Notice”) of such election within thirty (30) days after receiving from Edwards its report pursuant to Section 7.8 for the fourth Calendar Quarter of such Minimum Royalty Year (or, with respect to the Pre-Year 1 Period, its report as of the end of such period). If DexCom fails to provide to Edwards the Non-Exclusive Election Notice within the aforementioned thirty (30) day period, then DexCom shall be deemed to have waived its right to convert the Edwards License based on failing to meet the Annual Royalty Objective for the immediately preceding Minimum Royalty Year (or, where applicable, the Pre-Year 1 Period).

In the event DexCom provides Edwards the Non-Exclusive Election Notice within the aforementioned [*****] period, then Edwards shall have the right to retain its exclusivity under the Edwards License by paying DexCom an amount equal to the difference (the “Shortfall Payment”) between the aggregate Revenue Sharing and Royalty payments paid by Edwards for the immediately preceding Minimum Royalty Year (or, where applicable, the Pre-Year 1 Period) and the Annual Royalty Objective for such Minimum Royalty Year (or Pre-Year 1 Period).

If Edwards elects to retain its exclusivity under the Edwards License, it shall make the Shortfall Payment within thirty (30) days of Edwards’ receipt of the Non-Exclusive Election Notice. Otherwise, the Edwards License will convert without further notice from an exclusive to a nonexclusive license thirty (30) days after Edwards’ receipt of the Non-Exclusive Election Notice.

Edwards shall have the right to make a Shortfall Payment to retain exclusivity for any Minimum Royalty Year (or Pre-Year 1 Period) during the Royalty Period in which the Annual Royalty Objective set forth in Exhibit G is not met. DexCom’s right to make the Edwards License non-exclusive pursuant to this Section 6.1.3 shall be DexCom’s sole and exclusive remedy for any failure by Edwards to achieve the Annual Royalty Objective set forth in Exhibit G.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b)	Notwithstanding Section 6.1.3(a), the Annual Royalty Objective shall not apply, and DexCom shall have no right to convert the Edwards License to a non-exclusive license under this Section 6.1.3, (i) in any Minimum Royalty Year (or Pre-Year 1 Period) in which (A) DexCom fails to supply (whether by reason of force majeure, breach of the Supply Agreement or otherwise) Edwards sufficient Sensor Disposables pursuant to Edwards’ orders and forecasts to enable Edwards to meet the Annual Royalty Objective for that Minimum Royalty Year (or Pre-Year 1 Period); (B) a Delay Adjustment Period occurs, or (C) Edwards has exercised the Development Option or the Option to Manufacture, (ii) at any time following a Material Development Failure, or (iii) at any time after the Edwards License is deemed fully paid-up and royalty free and/or converted to a non-exclusive license.

6.1.4	Software Copyright Assignment. Notwithstanding anything herein to the contrary, Edwards shall own all Copyrights in and to the Software, subject, however, to the DexCom License, which shall apply to the Software and the Software Copyrights, to the same extent as the other Edwards Technology licensed thereunder to DexCom. With respect to the foregoing, for no additional consideration, DexCom does hereby irrevocably assign to Edwards all DexCom’s right, title, and interest in and to any Copyright in and to the Software, subject to DexCom’s rights under the DexCom License and as provided in Section 6.2.1. DexCom shall where necessary obtain commercially reasonable agreements from its Affiliates and its employees and contractors to permit DexCom to assign to Edwards the sole and exclusive rights in all Copyrights in and to the Software. Notwithstanding anything herein to the contrary, references herein to the “DexCom Technology” licensed to Edwards under the Edwards License shall not include the Software Copyrights assigned to Edwards under this Section 6.1.4.

6.1.5

DexCom Third Party Agreements. DexCom shall be responsible for any and all fees and royalties under DexCom Third Party Agreements entered into prior to the Effective Date and after the Effective Date without Edwards’ prior written consent (such consent may be withheld in Edwards’ sole discretion) arising from Edwards’ exercise of its rights under the Edwards License. DexCom shall provide Edwards with notice of the applicable terms of any DexCom Third Party Agreements at the time any Third Party Technology is included in the DexCom Technology. At Edwards’ request, DexCom shall use Commercially Reasonable Efforts to provide Edwards the opportunity to enter directly into an agreement with the Third Party on terms no less favorable to Edwards than those offered to DexCom concerning any rights in the Edwards Field granted pursuant to the DexCom Third Party Agreement. Otherwise, DexCom shall exert Commercially Reasonable Efforts to obtain rights under such DexCom Third Party Agreements to enable Edwards to preserve its rights to practice pursuant to the Edwards License any Third Party

Technology included in the DexCom Technology licensed under such DexCom Third Party Agreements. Fees or royalties under any DexCom Third Party Agreements entered into after the Effective Date with Edwards’ prior written consent arising from Edwards’ exercise of its rights under the Edwards License shall be shared by the Parties consistent with Section 7.5.3. Without limiting the foregoing, DexCom shall not amend, without the prior written consent of Edwards (such consent not to be unreasonably withheld, delayed or conditioned) or voluntarily terminate, any of its rights under any DexCom Third Party Agreement in any manner that would adversely affect Edwards’ rights and benefits under this Agreement or under the Supply Agreement (including but not limited to Edwards rights under the Edwards License). DexCom shall promptly notify Edwards of any notice of breach (or any other fact or circumstance that with notice or lapse of time would give rise to a right of termination by the Third Party) under any DexCom Third Party Agreement, or of any notice of termination or amendment of any DexCom Third Party Agreement.

6.1.6	Delivery of DexCom Technology. Promptly following the Effective Date, and from time to time thereafter during the Initial Improvement Term and any Extended Improvement Term, upon Edwards’ request, DexCom shall, and shall cause its Affiliates to, deliver to Edwards copies of all documentation within DexCom’s and its Affiliate’s Control (which has not been previously delivered to Edwards) embodying all DexCom Technology for use by Edwards in connection with its exercise of the Edwards License, including Manufacturing Documentation and Software, it being understood and agreed that the Source Code for the Software will be delivered to Edwards in the best form then available to DexCom, including where applicable narrative and other information in respect of the objects used in the programs, and the objectives of each portion of the Source Code and how each portion of the Source Code integrates with each other portion of the Source Code. In addition, DexCom shall provide to Edwards, at its request, with reasonable technology transfer assistance necessary or useful in connection with Edwards’s exercise of its rights hereunder including but not limited to the Edwards License. Edwards shall reimburse DexCom for its reasonable out-of-pocket expenses incurred in providing such assistance. In addition, within thirty (30) days after the completion of each Calendar Quarter during the Improvement Term, DexCom shall provide to Edwards a written update of any DexCom Technology that DexCom or its Affiliates have acquired or obtained Control of during such Calendar Quarter and copies of all documentation within DexCom’s or its Affiliate’s Control (which has not been previously delivered to Edwards) embodying such DexCom Technology.

6.1.7	DexCom Trademark License. Subject to the prior written consent of DexCom with respect to each Licensed Product, which consent will not be unreasonably withheld, delayed, or conditioned, Edwards shall have, during the term of this Agreement prior to the end of the Trademark Transition Term (as defined below), and for six (6) months thereafter to enable Edwards to exhaust any inventory bearing the DexCom Trademarks, a royalty-free, non-exclusive license to use the DexCom Trademarks solely in connection with Edwards’ exercise of its rights under the Edwards License with respect to such Licensed Product, including without limitation the marketing, distribution, offer for sale, sale and import for sale of such Licensed Product in the Edwards Field in the Territory. DexCom in any event reserves the right to review and consent to all uses by Edwards of the DexCom Trademarks (such consent not to be unreasonably withheld, delayed or conditioned). Edwards shall comply with DexCom’s trademark guidelines and specifications to the extent customary and reasonable. Edwards will not contest the ownership of the DexCom Trademarks, their validity, or the validity of any registration therefor during the term hereof. Edwards agrees that all use of the DexCom Trademarks pursuant to this Agreement shall inure to the benefit of DexCom or its Affiliates. Edwards undertakes not to have registered and/or not to use any marks in connection with the Licensed Product that are confusingly similar to the DexCom Trademarks. Notwithstanding anything herein to the contrary, Edwards shall have the right, in its sole discretion, to select the trademark trade dress and/or trade names to be used in the sale and marketing of products and services pursuant to the exercise of the Edwards License, including without limitation the Licensed Products. As used herein, “Trademark Transition Term” means the twelve (12) month period following a notice from DexCom or its successor to Edwards following a Change of Control of DexCom that Edwards will need to phase-out its use of one or more of the DexCom Trademarks.

6.2	Licenses to DexCom.

6.2.1	Collaboration License. Edwards, effective as of the Effective Date, hereby grants to DexCom a royalty-free, non-exclusive license, without the right to sublicense, under the Edwards Technology and any Software Copyrights assigned to Edwards pursuant to Section 6.1.4), solely for the purpose of, and limited to, DexCom’s performance of its activities under this Agreement and the Supply Agreement, to develop, make, have made, use, import, and export Licensed Product, for or on behalf of Edwards, in the Edwards Field, in the Territory.

6.2.2	DexCom License. Edwards, effective as of the Effective Date, hereby grants to DexCom:

(a)

an irrevocable, perpetual, royalty-free, paid-up license, with the right to grant sublicenses in accordance with the provisions of Section 6.3 hereof, under the Edwards Technology and the Software Copyrights, to develop, make, have made, use, import, export, distribute, market, offer for sale and sell, products and services, in the

DexCom Field, in the Territory, provided that the license shall be exclusive in the DexCom Field (even as to Edwards, except to the extent necessary for Edwards to perform its activities and exercise its rights under this Agreement) only as to Joint Technology and the Software Copyrights and non-exclusive as to all other Edwards Technology,

(b)	an irrevocable, perpetual, royalty-free, paid-up, non-exclusive license, with the right to grant sublicenses in accordance with the provisions of Section 6.3 hereof, under the Edwards Technology and the Software Copyrights, to develop, make, have made, use, import, export, distribute, market, offer for sale and sell, products and services, in the Ambulatory (Non-Surgical) Field, in the Territory, and

(c)	an irrevocable, perpetual, royalty-free and paid-up (except as provided below), non-exclusive license under the Edwards Technology (including the Joint Technology) and Software Copyrights, with the right to grant sublicenses in accordance with the provisions of Section 6.3 hereof to practice and exploit the licenses granted under clauses (a) and (b) above in the Edwards Field at any time following the conversion (if any) of the Edwards License to be non-exclusive to Edwards pursuant to Sections 6.1.3 or 11.7; provided, however, that if and to the extent that DexCom’s exercise of the license under this clause (c) in the Edwards Field would, where and when occurring, be an infringement of Valid Claim of an Edwards Patent Right in the absence of such license to DexCom, then DexCom will pay Edwards a fixed patent royalty of [*****] on its or its sublicensees’ applicable net sales of products or services which in the Edwards Field would, where and when occurring, be an infringement of Valid Claim of an Edwards Patent Right in the absence of such license to DexCom (and in this regard, DexCom shall have the same obligations as Edwards and Edwards shall have the same rights as DexCom with respect to the calculation and payment of Royalties as provided in Sections 1.58, 7.8, 7.9, 7.10, 7.11, and 7.12 hereof);

(the license granted under this Section 6.2.2 is sometimes referred to herein as the “DexCom License”).

6.2.3	Edwards Third Party Agreements. DexCom shall be responsible for any and all fees and royalties under Edwards Third Party Agreements arising from DexCom’s exercise of its rights under the DexCom License. Edwards shall provide DexCom with notice of the applicable terms of any Edwards Third Party Agreements at the time any Third Party Technology is included in the Edwards Technology.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

6.2.4	Edwards Flex Circuit Technology. Notwithstanding anything herein to the contrary and for the avoidance of doubt, the DexCom License does not extend to, and DexCom shall have no right to practice, any Edwards Flex Circuit Technology. In the event DexCom desires to acquire a license to Edwards Flex Circuit Technology and Edwards wishes to grant such a license to DexCom, the Parties shall negotiate in good faith the terms of such a license but neither Party shall have any obligation to enter into an agreement with respect to such license. In addition, nothing herein shall prevent Edwards at any time from licensing to Third Parties or otherwise transferring or disposing rights in any or all of its Edwards Flex Circuit Technology.

6.3	Sublicensing.

6.3.1	Subject to Section 6.3.4, Edwards may grant to one or more Third Parties sublicenses under the Edwards License; provided that Edwards shall execute a written agreement with each such sublicensee and shall comply with the following: each such sublicense (a) shall be subject and subordinate to, and consistent with, the terms and conditions of this Agreement, (b) shall not in any way diminish, reduce or eliminate any of Edwards’ obligations under this Agreement, (c) shall require each such sublicensee to comply with all applicable terms of this Agreement, including, where such sublicense includes sublicensed rights to make or have made any Sensor Disposables, to keep books and records relevant to such Sensor Disposables, and to permit Edwards to audit (either directly or through an independent auditor) such books and records, and (d) shall provide that any such sublicensee shall not further sublicense. Edwards shall provide DexCom with a copy of each such sublicense agreement within thirty (30) days after the execution thereof. Such copy may be redacted to exclude confidential information (other than such financial and other information that is necessary for assessing Edwards’ compliance with the terms and conditions of this Agreement). In the event of any uncured material breach by any sublicensee under a sublicense agreement that would constitute a breach of Edwards’ obligations under this Agreement, upon notice thereof, Edwards will promptly inform DexCom in writing and shall take such action which in Edwards’ reasonable business judgment will address such default; provided, however, any such uncured material breach by such sublicensee of an obligation that would constitute a breach of Edwards’ obligations under this Agreement shall be deemed an uncured material breach by Edwards hereunder unless Edwards cures such material breach within the time provided under Section 11.3 hereof.

6.3.2

Except as provided in Section 6.3.4, if and to the extent that a sublicense granted by Edwards includes any right to sell and make or have made any Sensor Disposables, all gross revenue derived by such sublicensee or its Affiliates from sales of Sensor Disposables to any Person (other than Edwards or its Affiliates, for resale, or such sublicensee’s Affiliates for resale), less the deductions described in clauses (a) – (e) of Section 1.58 (Net Sales), to the extent the same are credited or deducted from sales, shall be deemed to be part of the “Net Sales” under this Agreement upon which Royalties will accrue hereunder and be payable by Edwards to DexCom. Otherwise, Net Sales as defined hereunder shall not include sales of Edwards sublicensees and, as a result, Royalties shall not arise or accrue on sales of Edwards sublicensees (it being understood, for clarity, that Revenue Sharing will not in any event be applicable to sales by sublicensees where the sublicensee, rather than DexCom, produces the Sensor Disposable).

6.3.3	In addition, except as provided in Section 6.3.4, Edwards shall pay DexCom an amount equal to [*****] of any fees (including without limitation upfront and milestone payments and royalties, other than sales-based royalties on the Net Sales of the sublicensee on Sensor Disposables upon which Net Sales Edwards will pay Royalties as described under Section 6.3.2) Edwards actually receives from its sublicensees solely in consideration of the grant of the sublicense of the rights under the Edwards License or for the grant of any license under the Software Copyrights (“Edwards Sublicense Fees”). For the avoidance of doubt, Edwards Sublicense Fees shall not include any amounts received by Edwards as payments or reimbursements for any asset, right, activities or undertakings other than the sublicense grant of the rights under the Edwards License, including but not limited to payments for research, development, manufacturing, sale or promotion of products or for services. Any Edwards Sublicense Fees constituting non-monetary consideration shall be valued at their fair market value upon receipt by Edwards and Edwards shall pay DexCom its percentage of such Edwards Sublicensing Fee in cash in accordance with this Section 6.3.3.

6.3.4

If any sublicense is granted by Edwards under the Edwards License to a Third Party primarily in return for a fully paid-up and royalty-free right to practice such Third Party’s Technology or other intellectual property necessary for Edwards to make, use, sell, offer to sell or import any Licensed Products or Sensor Disposables in the Territory, then so long as Edwards complies with clauses (a), (b) and (c) below, and notwithstanding Sections 6.3.2 and 6.3.3, no sublicense fees, royalty or other consideration shall be owing or due to DexCom with respect to any sublicense granted in accordance with this Section 6.3.4: (a) Edwards shall, to the extent practicable and subject to any confidentiality obligations Edwards may have to Third Parties, prior to granting any such sublicense (unless such sublicense is granted following a Change of Control of DexCom), notify DexCom of Edwards’ intention to make any such grant, and shall consult in good faith with DexCom with respect thereto over a period that is reasonable in the circumstances (it being understood that DexCom will not thereby be afforded a consent, approval or veto right

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

over any such sublicense grant by Edwards); (b) Edwards hereby agrees that DexCom shall have no liability or responsibility in connection with its indemnification obligations under Article 12 to the extent arising from or caused by such Third Party Technology or other Third Party intellectual property licensed by Edwards in accordance with this Section 6.3.4; and (c) Edwards shall secure for DexCom from such Third Party the same such rights to practice or otherwise exploit, the Third Party Technology within the Edwards Field, in the event the DexCom License is extended to the Edwards Field pursuant to Sections 6.2.2, 6.1.3 or 11.7.

6.3.5	DexCom may grant to one or more Third Parties sublicenses under the DexCom License in connection with the grant of rights to or under any product, service, or Technology substantially developed by or for DexCom or its Affiliates. For clarity, DexCom shall have no right to grant any “naked” sublicenses of its rights under the DexCom License, where “naked sublicenses” are understood to be sublicenses of Edwards Technology or Software Copyrights that are neither (a) granted in conjunction with the grant to the same Person of other Technology rights of or Controlled by DexCom nor (b) granted for use with defined or specified products or services developed by DexCom and their modifications and successor products and services.

6.3.6

DexCom shall execute a written agreement with each such sublicensee and shall comply with the following: each such sublicense (a) shall be subject and subordinate to, and consistent with, the terms and conditions of this Agreement, (b) shall not in any way diminish, reduce or eliminate any of DexCom’s obligations under this Agreement, (c) shall require each such sublicensee to comply with all applicable terms of this Agreement, and (d) shall provide that any such sublicensee shall not further sublicense. DexCom shall provide Edwards with a copy of each such sublicense agreement within thirty (30) days after the execution thereof. Such copy may be redacted to exclude confidential information. In the event of any uncured material breach by any sublicensee under a sublicense agreement that would constitute a breach of DexCom’s obligations under this Agreement, upon notice thereof, Edwards will promptly inform DexCom in writing and shall take such action which in Edwards’ reasonable business judgment will address such default; provided, however, any such uncured material breach by such sublicensee of an obligation that would constitute a breach of DexCom’s obligations under this Agreement shall be deemed an uncured material breach by DexCom hereunder unless DexCom cures such material breach within the time provided under Section 11.3 hereof

6.4	Limitation on Promotional Activities.

6.4.1	From the Effective Date through the end of the Royalty Period, so long as the Edwards License is exclusive (the “Promotional Restrictions Period”), and except for the benefit of Edwards in the Edwards Field pursuant to the terms hereof, DexCom shall not and shall cause its Affiliates to not promote (and shall not contract with, license or authorize a Third Party to do so) any glucose monitoring product or service (regardless of the method or nature of the samples or specimens used) for any applications other than Ambulatory (Non-Surgical) Applications or Step-down Care Applications; provided, however, that neither this restriction nor the provisions of Section 6.4.2 shall apply to DexCom or its successor following a Change of Control of DexCom, so long as the product or service being promoted makes no use of any of the DexCom Technology licensed hereunder to Edwards including but not limited to any Extended Improvement Term Technology.

6.4.2	In addition, should DexCom become aware during the Promotional Restrictions Period in a country (without thereby implying any duty of inquiry or investigation) that a customer is engaging in a pattern or continuous practice of using in any applications other than Ambulatory (Non-Surgical) Applications or Step-down Care Applications, any glucose monitoring product or service that is then being promoted by DexCom or its Affiliates or licensees (other than Edwards), DexCom will exert Commercially Reasonable Efforts to acquaint such customer with the fact that Edwards is then marketing one or more Licensed Product(s) in such country in the Edwards Field, including ICU or other acute care applications.

6.5	Section 365(n) of Bankruptcy Code. All rights and licenses now or hereafter granted under or pursuant to any Article or Section of this Agreement, including but not limited to Article 6 hereof, are rights to “intellectual property” (as defined in Section 101(35A) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”)).

6.6	No Implied Rights. Except as expressly provided in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right with respect to any intellectual property of such Party.

7.	MILESTONE, REVENUE SHARE AND ROYALTY PAYMENTS.

7.1	Upfront and Development Funding Payments.

7.1.1	Upfront Payment. In partial consideration of the Edwards License, Edwards shall pay to DexCom $13,000,000 within ten (10) days after the Effective Date, which payment shall be non-refundable and non-creditable.

7.1.2	Development Funding Payments.

(a)	In partial consideration of DexCom’s performance of its development obligations hereunder with respect to the Gen 1 Product and the Gen 2 Product, and subject to Sections 3.5.3, 7.6.2(g) and 11.7, Edwards shall make the development funding payments to DexCom in the manner set out in Exhibit H. Each development funding payment, when paid to DexCom, shall be non-refundable and non-creditable.

(b)	Notwithstanding anything herein to the contrary, Edwards shall have no obligation to make any development funding payment pursuant to Section 7.1.2(a) which has not accrued on or before (a) the date of any termination notice in connection with a termination of this Agreement pursuant to Article 11, (b) the date of any notice of Edwards’ exercise of the Development Option pursuant to Section 3.5.1 or (c) date of a Material Development Failure. In connection with the foregoing, DexCom shall have no obligation to continue to perform any additional development work under Article 3 on and after any date described in clauses (a), (b) or (c) above of the foregoing sentence. For the avoidance of doubt, DexCom shall continue to be obligated to provide transition assistance as set forth in Section 3.5.2 and 11.7.

(c)	In addition, notwithstanding anything herein to the contrary, Edwards’ obligation to make development funding payments pursuant to Section 7.1.2(a) shall be suspended during any period DexCom asserts force majeure in connection with the performance of its development obligations pursuant to Section 14.4. Upon DexCom declaring the end of the force majeure period and resuming performance of its development obligations hereunder, Edwards shall pay to DexCom, within thirty (30) days of such resumption, all development funding payments suspended during such force majeure period; provided that, Edwards shall have no obligation to make such payments if this Agreement is terminated under Article 11 prior to the end of such force majeure period and the resumption of DexCom’s performance hereunder.

7.2	Development Milestone Payments.

7.2.1

Milestone Payments. In partial consideration of DexCom’s performance of its development obligations hereunder with respect to the Gen 1 Product and the Gen 2 Product, and subject to Sections 3.5.3, 7.6.2(g) and 11.7, Edwards shall make payments to DexCom (“Milestone Payments”) upon the achievement of certain milestone events (each, a “Milestone Event”) as set forth in Exhibit I. Each such Milestone Payment is non-refundable and non-creditable against any other payments due hereunder. Determination of the amount of any Milestone Payment based on a period of time it takes to achieve applicable Milestone Event shall be calculated notwithstanding any force majeure impacting DexCom’s performance hereunder. All Milestone Payments shall be paid one-time only no matter how many times an applicable Milestone Event may occur. Edwards shall pay each Milestone Payment as set forth in Exhibit I in cash to DexCom within thirty (30) days following the respective achievement of the applicable Milestone Event set out in Exhibit I.

7.2.2	Adjustment. Notwithstanding Sections 7.2.1 and 7.6.2 and Exhibit I, the applicable timelines set forth in Exhibit I and tables in Exhibit J shall be subject to adjustment as follows:

(a)	If a Standard 510k Application, a De Novo 510k Application, or a CE Mark Application is, primarily due to any act or omission of Edwards, submitted later than it would have been submitted had such act or omission not occurred, then the period of such delay shall be added to the respective date(s) of the applicable Milestone Event as set forth in Exhibit I or Section 7.6.2 (a) or (c), as the case may be.

(b)	If any Milestone Event is, primarily due to any act or omission of Edwards, achieved later than it would have been achieved had such act or omission not occurred, then the period of such delay shall be added to all of the dates in Section 7.6.2 and to the respective date(s) set forth in Exhibit I and in the tables in Exhibit J that are applicable to such Milestone Event.

(c)	If at any time or times the Gen 1 Product Specification or the Gen 2 Product Specification are revised pursuant to Edwards’ request and agreement (excluding any revisions required as a result of DexCom’s breach or failure to perform its obligations hereunder or under the Supply Agreement) in a manner that is likely to delay the achievement of any Milestone Event, then the period of such likely delay shall be added to all of the dates in Section 7.6.2 and to the respective date(s) set forth in Exhibit I and in the tables in Exhibit J that are applicable to such Milestone Event. The Parties agree to negotiate in good faith, in any such situation, to promptly determine by mutual written agreement the extent of any such likely delay in such situation.

(d)	[*****]

7.3	Revenue Sharing on Sensor Disposables Manufactured by DexCom.

7.3.1	Revenue Sharing. In partial consideration for the Edwards License, and subject to Sections 6.3.2, 7.3.2, 7.5 and 7.6, Edwards shall pay DexCom [*****] percent ([*****]%) of Gross Profits on any and all Sensor Disposables manufactured by DexCom under this Agreement and the Supply Agreement.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

7.3.2	Gen 1 Product Revenue Sharing/Royalties. Revenue Sharing or Royalties will not apply to the Gen 1 Product Sensor Disposable until [*****] following the First Commercial Sale of the Gen 2 Product in any country. If the First Commercial Sale of the Gen 2 Product is, primarily due to any act or omission of Edwards, achieved later than it would have been achieved had such act or omission not occurred, then Revenue Sharing or Royalties on the Gen 1 Product Sensor Disposable will begin on the earlier of (a) [*****] following the First Commercial Sale of the Gen 2 Product in any country, and (b) [*****] following the First Commercial Sale of the Gen 1 Product in any country.

7.4	Royalties on Sensor Disposables Manufactured by Edwards.

7.4.1	Royalties. In partial consideration for the Edwards License, and subject to Sections 6.3.2, 7.3.2, 7.4.2, 7.5, and 7.6, Edwards shall pay DexCom Royalties at the following rates on the Net Sales of any and all Sensor Disposables manufactured by Edwards, its Affiliate, or any Third Party on behalf of Edwards or its Affiliate, through the end of the Royalty Period:

(a)	[*****] percent ([*****]%) of Net Sales except as provided in Section 7.4.1(b) below.

(b)	[*****] Percent ([*****]%) of Net Sales with respect to Net Sales occurring after the exercise of (i) the Development Option as a result of Financial Trigger Event pursuant to Section 3.5.1(b) or (ii) the Option to Manufacture as a result of a Material Manufacturing Failure Event or a Financial Trigger Event pursuant to clauses (e) and (f), respectively, of Section 5.5.1.

7.4.2

Offset of Expenses to Transfer; Manufacturing; Depreciation. Notwithstanding Section 7.4.1, and subject to any applicable reimbursement rights of DexCom provided under Sections 3.5.2 and 5.5.4: (a) (i) if Edwards duly exercises the Development Option pursuant to Section 3.5.1(b) or the Option to Manufacture under clauses (e) or (f) of Section 5.5.1 or (ii) the Option to Manufacture is deemed exercised under clause (g) of Section 5.5.1 as a result of the termination of the Supply Agreement by Edwards pursuant to Sections 4.2 or 4.3 of the Supply Agreement or by DexCom pursuant to Section 4.4 of the Supply Agreement, Edwards will be entitled to offset against Royalties otherwise due as specified in Section 7.4.1 its reasonable out-of-pocket expenses incurred by Edwards in continuing Sensor Disposable manufacturing at DexCom’s facility and transferring such manufacturing and the Designated Manufacturing Equipment to the facilities of Edwards or a Third Party supplier; and (b) if Edwards duly exercises the Development Option pursuant to Section 3.5.1(a) or the Option to Manufacture under

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

clause (d) of Section 5.5.1, Edwards will be entitled to offset against Royalties otherwise due as specified in Section 7.4.1 one-half of its reasonable out-of-pocket expenses incurred by Edwards in continuing Sensor Disposable manufacturing at DexCom’s facility and transferring such manufacturing and the Designated Manufacturing Equipment to the facilities of Edwards or a Third Party supplier. In addition, in the event of any termination of the Equipment Lease as a result of (A) Edwards’ exercise of the Development Option pursuant to Section 3.5.1(b), (B) Edwards’ exercise of the Option to Manufacture pursuant to Section 5.5.1(e) and (f) or the deemed exercise of the Option to Manufacture pursuant to Section 5.5.1(g) as a result of the termination of the Supply Agreement by Edwards pursuant to Sections 4.2 or 4.3 of the Supply Agreement or by DexCom pursuant to Section 4.4 of the Supply Agreement, (C) a Material Development Failure or (D) any termination of this Agreement by Edwards pursuant to Sections 11.3, 11.4 or 11.6, then Edwards will be entitled to offset against Royalties otherwise due as specified in Section 7.4.1 in any Calendar Quarter by an amount equal to any remaining depreciation expense taken by Edwards during such Calendar Quarter with respect to the Designated Manufacturing Equipment; provided that, if insufficient Royalties are available to offset such amount in any Calendar Quarter, any remaining amount shall be remain available for offset against Royalties in any subsequent Calendar Quarter.

7.5	Adjustments to Revenue Sharing and Royalties.

7.5.1	Non-GOX Product Sensor Disposables. Notwithstanding anything herein to the contrary, Revenue Sharing and Royalties shall only accrue on Sensor Disposables of Non-Gox Products the manufacture, use, sale, offer for sale, or importation of which wherever occurring would, if occurring in the United States, and in the absence of the Edwards License, infringe upon a Valid Claim of a United States patent included in DexCom Patent Rights; and, in addition, the applicable Revenue Sharing and Royalty rates in Sections 7.3 and 7.4 above shall be reduced by [*****] with respect to such Sensor Disposables of Non-Gox Products the manufacture, use, sale, offer for sale, or importation of which wherever occurring would not, if occurring in the United States, and in the absence of the Edwards License, infringe upon a Valid Claim of a United States patent included in the DexCom/Joint Membrane and Calibration Patent Rights.

7.5.2	Valid Claims. Notwithstanding anything herein to the contrary. the applicable Royalty rates in Sections 7.4 and 7.5.1 shall be reduced by [*****] for Sensor Disposables the manufacture, use, sale, offer for sale or import of which wherever occurring would not in the United States if conducted other than by Edwards as the owner of the Joint Patent Rights or in the absence of the Edwards License, infringe upon a Valid Claim of a United States patent included in the DexCom Patent Rights or the Joint Patent Rights.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

7.5.3	Third Party Rights.

(a)

If Edwards reasonably determines, after consultation with DexCom, to acquire or license any Technology or other intellectual property from a Third Party (including but not limited to in accordance with Section 6.1.5) to the extent to be used to accomplish one or more of the Permitted Third Party Patent Purposes (as defined below), Edwards will have the right, upon obtaining such rights from such Third Party, to credit up to [*****] percent ([*****]%) of the amount of any sales-based royalties paid by Edwards in obtaining and exercising such Third Party rights against up to [*****] percent ([*****]%) of the amounts that are attributable to Royalties on Net Sales of the Applicable Sensor Disposables (as defined below). In addition, if in any Calendar Quarter, the aggregate of all such credits under this Section 7.5.3(a) are less than [*****] percent ([*****]%) of the amounts that are attributable to Royalties on Net Sales of the Applicable Sensor Disposables, then Edwards may also credit all the Amortization Amount (as defined below) for that Calendar Quarter against Royalties on Net Sales of the Applicable Sensor Disposables during that Calendar Quarter, so long as in no case will the aggregate of all credits taken under this Section 7.5.3(a) exceed [*****] percent ([*****]%) of the amounts that are attributable to Royalties on Net Sales of the Applicable Sensor Disposables for such Calendar Quarter. As used herein, “Permitted Third Party Patent Purposes” means the following: (i) improvement of the technical performance of glucose monitoring functions by the Applicable Licensed Product, including but not limited to technical functions as measured by improved or more efficient calibration or increased accuracy, sensitivity, running time, and/or resistance to interference; or (ii) securing freedom to operate for an Applicable Licensed Product under the Third Party’s Patent Rights, either with respect to technical performance improvements as described in clause (i) above or with respect to features or aspects of the Applicable Licensed Product that have been or may be incorporated into the Applicable Licensed Product. As used herein, “Applicable Licensed Product” means a Licensed Product that is, that is part of, or that is designed to be used with, a Sensor Disposable, and the “Applicable Sensor Disposable” means the Sensor Disposable(s) that are, or that contain, or that are designed to be used with an Applicable Licensed Product. As used herein, “Amortization Amount” means that portion of the purchase price, licensee fees, or milestone fees (other than sales-based royalties, development fees, patent costs or other reimbursements) paid by

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Edwards to acquire or license the Third Party Technology or other intellectual property rights, that is determined on a quarterly basis by amortizing on a straight-line basis such price and fees for such Third Party Technology or other intellectual property rights, over the useful life of such Third Party Technology or other intellectual property rights; provided that, if any Amortization Amount pertains to an Applicable Sensor Disposable that has not been launched by Edwards, then the Amortization Amount with respect to such Applicable Sensor Disposable shall accrue from Calendar Quarter to Calendar Quarter until the First Commercial Sale of such Applicable Sensor Disposable and the accrued amount shall be available to offset Royalties on Net Sales of such Applicable Sensor Disposables hereunder (subject to the [*****]% limitation set forth above) from Calendar Quarter to Calendar Quarter until the total accrued amount has been credited against Royalties on Net Sales of such Applicable Sensor Disposable under this Section 7.5.3(a).

(b)	If Edwards reasonably determines, after consultation with DexCom, to acquire or license any Technology or other intellectual property from a Third Party (including but not limited to in accordance with Section 6.1.5) to be used in connection with its exercise of the Edwards License in order to manufacture, make, use, sell, offer for sale or import Applicable Licensed Product in one or more jurisdictions in the Territory, Edwards will have the right, upon obtaining such rights from such Third Party, to include for the applicable reporting period(s) the amount of any fees, royalties and/or compensation or consideration paid by Edwards in obtaining and exercising such Third Party rights (including but not limited to any sales-based royalty payment made to such Third Party in such period) as a deduction from Net Sales in the calculation of Gross Profit with respect to the Applicable Sensor Disposable that is, or that is associated with, such Applicable Licensed Product; provided that, if such Third Party rights pertain to an Applicable Licensed Product that has not been launched by Edwards, then the amount of any fees, royalties and/or compensation or consideration paid by Edwards in obtaining and exercising such Third Party rights shall accrue until the First Commercial Sale of such Applicable Licensed Product and the accrued amount shall be available as a deduction from Net Sales in the calculation of Gross Profit of the Applicable Sensor Disposable that is, or that is associated with, such Applicable Licensed Product hereunder with any remaining portion accruing from Calendar Quarter to Calendar Quarter until the total accrued amount has been exhausted under this Section 7.5.3(b).

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

7.5.4	Aggregate Adjustment. Notwithstanding the other provisions of this Section 7.5, the aggregate of all adjustments made under this Section 7.5 shall not have the effect, under any circumstances, of reducing the applicable Royalty rate in Sections 7.4 and 7.5.1 above by more than [*****] percent ([*****]%).

7.6	Delay Adjustment Period.

7.6.1	In addition to Section 7.3.2, no Revenue Sharing will apply with respect to any Sensor Disposable which is sold during any Delay Adjustment Period (as defined in Section 7.6.2), if any, and, notwithstanding Section 7.4, no Royalties shall accrue on the Net Sales of any Sensor Disposable which is sold during any Delay Adjustment Period, if any. The Delay Adjustment Period shall be calculated notwithstanding any force majeure impacting DexCom’s performance hereunder. Delay Adjustment Period(s) arising under Section 7.6.2(a)-(e), subject to Section 7.3.2(f), shall be calculated on a cumulative basis, running consecutively, with the first Delay Adjustment Period starting at the beginning of the Royalty Period.

7.6.2	“Delay Adjustment Period” shall have the following meaning, with respect to the following products, events, and nations:

(a)	with respect to FDA Requisite Regulatory Approval for the Gen 1 Product:

(i)	if either:

(A)	DexCom submits, on or before [*****], a Standard 510k Application for the Gen 1 Product, and such application is subsequently approved; or

(B)	DexCom submits a Standard 510k Application as described in clause (A), but such application is not approved, and DexCom submits, on or before [*****], a follow-up De Novo 510k Application for the Gen 1 Product, and

(ii)	the FDA Requisite Regulatory Approval of the Standard 510k Application occurs on or after [*****], or the FDA Requisite Regulatory Approval of the De Novo 510k Application occurs on or after [*****], then

(iii)	subject to clause (f) below in this Section 7.6.2, the Delay Adjustment Period with respect to the Gen 1 Product in the United States shall mean the number of months set out in TABLE 1 of Exhibit J .

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b)	if clause (a) does not apply with respect to FDA Requisite Regulatory Approval for the Gen 1 Product, and the FDA Requisite Regulatory Approval of the Standard 510k Application occurs on or after [*****], or the FDA Requisite Regulatory Approval of the De Novo 510k Application occurs on or after [*****], then, subject to clause (f) below in this Section 7.6.2, the Delay Adjustment Period with respect to the Gen 1 Product in the United States shall mean the number of months set out in TABLE 2 of Exhibit J

(c)	With respect to Requisite Regulatory Approval for the Gen 1 Product in the EU, if DexCom submits to Edwards, on or before [*****], all requisite information and material required to support Edwards’ CE Mark Application for the Gen 1 Product, and CE MARK Approval in the EU occurs on or after [*****], then, subject to clause (f) below in this Section 7.6.2, the Delay Adjustment Period with respect to the Gen 1 Product in the EU shall mean the number of months set out in TABLE 3 of Exhibit J.

(d)	If clause (c) does not apply with respect to the Requisite Regulatory Approvals for the Gen 1 Product in the EU, and Requisite Regulatory Approval in the EU occurs on or after [*****], then, subject to clause (f) below in this Section 7.6.2, the Delay Adjustment Period with respect to the Gen 1 Product in the EU shall mean the number of months set out in TABLE 4 of Exhibit J.

(e)	If DexCom completes the Key Gen 2 Deliverable after the target date for such completion specified in the Gen 2 Product Development Plan, the Delay Adjustment Period with respect to the Gen 2 Product anywhere in the Territory shall mean the number of months set out in TABLE 5 of Exhibit J.

(f)	Notwithstanding clauses (a), (b), (c), or (d) above, if DexCom completes the Key Gen 2 Deliverable on or before the target date for such completion specified in the Gen 2 Product Development Plan, the Delay Adjustment Period under each of such clauses shall equal fifty percent (50%) of the number of months that would otherwise be applicable under such clause (other than with respect to delays of less than 6 months or of 24 months or more).

(g)

In the event of a Material Development Failure, then notwithstanding anything herein to the contrary, (i) except for amounts which have accrued to DexCom hereunder prior to the Material Development Failure, Edwards shall have no further obligation to pay any development funding amounts pursuant to Section 7.1.2,

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Milestone Payments, Revenue Sharing or Royalties, (ii) the Edwards License shall be deemed fully paid-up and royalty-free, (iii) any right of DexCom to develop or manufacture Gen 1 Product Hardware, Sensor Disposables or Accessories shall be deemed terminated (with no right of reinstatement), (iv) the Regulatory Option shall be deemed exercised by Edwards (notwithstanding any conditions to such exercise), and (v) Edwards shall have all of the rights and DexCom shall have all of the obligations arising under Sections 3.5.2, 5.5.2(e) and (f), 5.5.3 and 5.5.4 hereof; provided that, notwithstanding Sections 3.5.2 and 5.5.4, DexCom shall bear all of its costs incurred due to DexCom’s activities under Sections 3.5.2 and 5.5.4. DexCom shall provide Edwards written notice of Material Development Failure within ten (10) business days after the occurrence of such event

7.7	Expiration of Royalty Period. After the expiration of the Royalty Period, no further Revenue Sharing or Royalties shall be payable in respect of sales of Licensed Product and thereafter the Edwards License shall be deemed fully paid-up and royalty-free.

7.8	Reporting. Within forty-five (45) days after the end of each Calendar Quarter during the Royalty Period, Edwards shall deliver to DexCom a report, certified by an Edwards employee ranking manager or senior, setting forth for such Calendar Quarter the following information: (a) Net Sales and as applicable Gross Profit; (b) any adjustments (including the basis therefor) made to the Revenue Sharing or Royalty amount payable, and (c) the Revenue Sharing or Royalty amount due hereunder for such Calendar Quarter. Within twenty-one (21) days after the end of each Calendar Quarter during the Royalty Period, Edwards shall deliver to DexCom, for its information only, a non-binding preliminary report containing Edwards’ then best estimates of the amounts described in clauses (a) – (c) above for such Calendar Quarter. The total Revenue Sharing and Royalty payments due for the sale of Licensed Product during such Calendar Quarter shall be remitted within forty-five (45) days after the end of each Calendar Quarter. Notwithstanding anything herein to the contrary, if Edwards determines that it has underpaid or overpaid Royalties or any Revenue Sharing in a Calendar Quarter, including any underpayment or overpayment that results from a Net Sales adjustment made by Edwards during a subsequent Calendar Quarter, then Edwards shall promptly reconcile such underpayment or overpayment by paying DexCom the amount of such underpayment with the next payment of Royalties or Revenue Sharing then due hereunder or by applying as a credit against Royalties or Revenue Sharing payments due hereunder in one or more Calendar Quarters the amount of such overpayment until reimbursed in full.

7.9

Taxes and Withholding. All payments due from Edwards to DexCom under this Agreement will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable Laws to be assessed against DexCom (in which case Edwards shall have the right to deduct any such tax or withholding from the payments to DexCom hereunder in accordance with this Section 7.9). If Edwards is so required to deduct or withhold, Edwards will (a) promptly notify DexCom of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against DexCom, (c) promptly forward to DexCom an official receipt (or certified copy) or other documentation reasonably acceptable to DexCom evidencing such payment to such authorities, and (d) otherwise reasonably cooperate with DexCom in connection with DexCom’s attempts to obtain favorable tax treatment and credit therefor (where appropriate) in accordance with applicable Laws.

7.10	Currency. All amounts payable and calculations hereunder shall be in United States Dollars. The rate of exchange to be used in computing the amount of currency equivalent in United States Dollars shall be the applicable conversion rate used by Edwards in preparing its financial statements in accordance with generally accepted accounting principles, applied on a basis consistent with Edwards’ audited financial statements.

7.11	Interest on Past Due Payments. If a Party fails to make any payment under this Agreement on or before the date such payment is due, as provided in this Agreement, such late payment shall bear interest, to the extent permitted by applicable Law, at the rate of one-half percent (1/2%) per month, effective for the first date on which payment was delinquent and calculated on the number of days such payment is overdue.

7.12	Maintenance of Records; Audits.

7.12.1	Record Keeping. Edwards shall keep accurate books and accounts of record in connection with the calculation of payments to be made under this Agreement in sufficient detail to permit accurate determination of all figures necessary for verification of Royalties, amounts accruing under Section 6.3.3, and Revenue Sharing payments to be paid under this Agreement. Edwards shall maintain such records for a period of at least two (2) years after the end of the calendar year in which they were generated.

7.12.2

Audits. Upon thirty (30) days prior written notice, DexCom (the “auditing party”) may conduct and Edwards (the “audited party”) shall permit an independent certified public accounting firm of nationally recognized standing selected by the auditing party and reasonably acceptable to the audited party, to examine, at the auditing party’s sole expense, the relevant books and records of the audited party as may be reasonably necessary to verify the accuracy of the reports submitted by the audited party in accordance with this Agreement in connection with the payment of Royalties, amounts accruing under Section 6.3.3, and Revenue Sharing payments hereunder. An examination by the auditing party under this Section 7.12.2 shall occur not more than once in any calendar year and shall be limited to the pertinent books and records for any calendar year ending not more than two (2) years before the date of the request. The accounting firm shall be provided access to such books and records at the audited party’s facility(ies) where such books and records are normally kept and such examination shall be conducted during the audited party’s normal business hours. The audited party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the audited party’s facilities or records. Prior to disclosing the results of such audit, the accounting firm shall present Edwards with a preliminary report of its findings and provide Edwards with an opportunity to respond to any questions raised or issues identified. Within thirty (30) days of completion of the audit, the accounting firm shall deliver to Edwards a detailed written accountants’ report (setting forth, among other things, the miscalculations, if any, identified by the audit). Concurrently, the accounting firm shall report to DexCom only the results of the audit. The conclusions of such accounting firm shall be final and binding on the Parties, absent manifest error. In addition, Edwards shall (a) share with DexCom, without charge to DexCom, the results of any audits conducted by Edwards with respect to the relevant books and records of any Edwards sublicensee that is sublicensed to make or have made any Sensor Disposables pursuant to Section 6.3.2, and (b) exert its rights to require such an audit from time to time upon DexCom’s written request, provided that where such audit is conducted at DexCom’s request, that portion of the costs of such audit that bear directly on the amounts accruing under Section 6.3.2 hereof shall be borne by DexCom.

7.12.3	Underpayments and Overpayments. Except in the event of a bona fide dispute, any underpayment or overpayment of amounts due hereunder due to a miscalculation of such amount shall be paid by the applicable Party within ninety (90) days after the delivery of the detailed written accountants’ report to Edwards pursuant to Section 7.12.2, including any applicable interest due under Section 7.11. In the event any such audit reveals a shortfall in amounts paid to DexCom of greater than five percent (5%), then the reasonable costs of the accountant engaged by DexCom in order to perform such audit shall be reimbursed by Edwards.

7.12.4	Confidentiality. All financial information of the audited party which is subject to review under this Section 7.12 shall be deemed to be the audited party’s Confidential Information subject to the provisions of Article 9 hereof, and the auditing party shall not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by the audited party to the auditing hereunder.

8.	INTELLECTUAL PROPERTY.

8.1	Technology Ownership. A Party shall own all Technology made solely by Third Parties at the discretion of or on such Party’s behalf (including but not limited to employees and consultants of such Party) (collectively, “Employees/Consultants”). Edwards shall own and have all intellectual property rights thereto (subject to the DexCom License) of any and all Joint Technology, including any invention, whether or not patentable, made jointly by Employees/Consultants of both Parties (a “Joint Invention”), all Patent Rights covering such invention (“Joint Patent Rights”), all Copyrights embodying such invention or original works of authorship made jointly by Employees/Consultants of both Parties (“Joint Copyrights”) and any Know-How made jointly by Employees/Consultants of both Parties (“Joint Know-How”). For no additional consideration, DexCom does hereby irrevocably assign, to Edwards all DexCom’s right, title, and interest in and to any Joint Technology (including but not limited to Joint Inventions, Joint Patent Rights, Joint Copyrights and Joint Know-How), subject to DexCom’s rights under the DexCom License. All determinations of inventorship under this Agreement shall be made in accordance with United States patent law. Each Party shall disclose promptly in writing to the other any Joint Technology including but not limited to any Joint Inventions and any candidate Joint Inventions of which it becomes aware. Each Party shall cause each of its Affiliates and the respective Employees/Consultants of such Party to comply with this Section 8.1, including but not limited to the assignment to Edwards of the sole and exclusive rights in the Joint Technology.

8.2	Patent Rights.

8.2.1	Filing, Prosecution and Maintenance of Patent Rights.

(a)	DexCom Patent Rights. DexCom shall use its Commercially Reasonable Efforts to protect, prepare, file, prosecute and maintain, all of the DexCom Patent Rights, using patent counsel of DexCom’s choice; provided, however, that DexCom shall give Edwards before filing a reasonable opportunity to review and comment upon the text of any applications for DexCom Patent Rights. DexCom shall reasonably consider Edwards’ comments on patent applications included in DexCom Patent Rights and shall incorporate such comments to the extent Edwards demonstrates that such comments materially affect the Edwards Field and can be made without material harm to DexCom’s interests in the DexCom Field. DexCom shall consult with Edwards with respect to such patent applications, and shall supply Edwards with a copy of such patent applications as filed, together with notice of each filing date and serial number.

DexCom shall also keep Edwards advised of the status of prosecution of all such patent applications included in the DexCom Patent Rights, and shall consult with Edwards and provide Edwards with a reasonable opportunity to review and comment on all material, substantive correspondence received from or to be submitted to any government patent office or authority with respect to any such patent application or patent. In the event of a Change of Control of DexCom, DexCom shall provide Edwards with an opportunity to review and comment on all correspondence (notwithstanding materiality or substance) from or to any government patent office or authority with respect to such patent application or patent. DexCom shall reasonably consider Edwards’ comments on such correspondence and submissions and shall incorporate such comments to the extent Edwards demonstrates that such comments materially affect the Edwards Field and can be made without material harm to DexCom’s interests in the DexCom Field. DexCom shall be responsible for expenses incurred following the Effective Date in connection with preparing, filing, prosecuting and maintaining such DexCom Patent Rights throughout the Territory, including, but not limited to, expenses for inventorship determinations and inventorship disputes (other than between the Parties).

If DexCom elects not to file a patent application on DexCom Know-How that, if filed, would be a DexCom Patent Right, or to cease the prosecution and/or maintenance of any DexCom Patent Rights, (except for abandonment of a patent application in favor of a pending patent application filed for purposes of continuing the prosecution of Patent Rights claiming the inventions included in the abandoned patent application), DexCom shall provide Edwards with written notice immediately upon the decision to not file or continue the prosecution of such patent application or maintenance of such patent; provided, however, under no circumstances shall such notice be provided later than thirty (30) days before the next applicable due date or bar date, whichever is earlier. In such event, DexCom shall permit Edwards, at Edwards’ sole discretion, to file and/or continue prosecution and/or maintenance of such DexCom Patent Right at Edwards’ own expense. With respect to the foregoing, DexCom hereby irrevocably designates and appoints Edwards as its agent and attorneys-in-fact, coupled with an interest, to act for and on DexCom’s behalf to execute and file any document and to do all other lawfully permitted acts to further the foregoing with the same legal force and effect as if executed by DexCom, but only with respect to the Edwards Field and only to the extent such actions will not materially harm DexCom’s interests in the DexCom Field.

After a Change of Control of DexCom, in the event of any dispute between the Parties concerning the matters covered by this Section 8.2.1(a) (including but not limited to DexCom’s prosecution, or lack thereof, of any DexCom Patent Right or its failure to file any patent application on any DexCom Technology), then pending the resolution of such dispute as provided in Article 13 hereof, DexCom shall not file any substantive response on such application on those matters in dispute, but shall take all actions necessary to maintain the pendency of such application, including, if necessary, the filing of co-pending continuation applications. DexCom shall provide reasonable assistance to Edwards at its request and expense, in connection with the foregoing.

(b)	Edwards Patent Rights. Edwards, at its own expense, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain, throughout the Territory, all Edwards Patent Rights (including but not limited to the Joint Patent Rights), using patent counsel of Edwards’ choice.

8.2.2	Enforcement of DexCom Patent Rights.

(a)	Notice. If either Edwards or DexCom (including but not limited to their respective in-house patent counsel) becomes aware of any infringement, anywhere in the Territory, of any issued patent within the DexCom Patent Rights, which infringing activity adversely affects or is reasonably expected to adversely affect any Licensed Product or Edwards rights under the Edwards License, it will promptly notify the other Party in writing to that effect and the Parties will consult with each other.

(b)	DexCom Patent Rights. Edwards shall have the first right, but not the obligation, to take action to obtain a discontinuance of infringement or bring suit against a Third Party infringer of DexCom Patent Rights under which Edwards has an exclusive Edwards License under this Agreement, to the extent such infringement involves a product or service in the Edwards Field. Edwards shall have such first right within three (3) months from the date of notice and the right to join DexCom as a party plaintiff. Edwards shall be responsible for, and shall bear, all the expenses of any suit brought by it claiming infringement of any such DexCom Patent Rights. DexCom will cooperate with Edwards, at Edwards’ expense, in any such suit and shall have the right to consult with Edwards. DexCom shall also have the right to participate in and be represented by independent counsel in such litigation at its own expense. Any damages or settlement amounts obtained by Edwards as a result of any proceeding against such Third Party infringer shall be allocated as follows:

(i)	Such damages or settlement amounts shall first be used to reimburse Edwards for all litigation expenses in connection with such litigation paid by Edwards; and

(ii)	With respect to any remaining damages or settlement amounts, [*****] of the balance shall be retained by Edwards and DexCom shall be entitled to the remaining [*****] in lieu of a share of sublicensing fees under Sections 6.3.2 and 6.3.3.

If, after the expiration of the three (3) month period (or, if earlier, the date upon which Edwards provides written notice that it does not plan to bring suit), Edwards has not obtained a discontinuance of such infringement of DexCom Patent Rights or filed suit against any such Third Party infringer hereunder, then DexCom, upon the prior written consent of Edwards (which consent shall not be unreasonably withheld, delayed or conditioned) (provided such consent shall not be required in the event the Edwards License is converted to non-exclusive), shall have the right, but not the obligation, to bring suit against such Third Party infringer of the DexCom Patent Rights under which Edwards has an exclusive license under this Agreement. Edwards will cooperate with DexCom, at DexCom’s expense, in any such suit for infringement of such DexCom Patent Rights brought by DexCom against a Third Party, and shall have the right to consult with DexCom. Edwards shall further have the right to participate in and be represented by independent counsel in such litigation at its own expense. Any damages or settlement amounts obtained by DexCom as a result of any such proceeding against a Third Party infringer shall be allocated as follows:

(i)	Such damages or settlement amounts shall first be used to reimburse any litigation expenses of Edward and DexCom in connection with such litigation; and

(ii)	With respect to any remaining damages or settlement amounts, [*****] shall go to DexCom.

8.2.3	Enforcement of Joint Patent Rights Related to DexCom Product.

(a)	Notice. If either Edwards or DexCom (including but not limited to their respective in-house patent counsel) becomes aware of any infringement, anywhere in the Territory, of any issued patent within the Joint Patent Rights, which infringing activity adversely affects or is reasonably expected to adversely affect any DexCom Product, it will promptly notify the other Party in writing to that effect and the Parties will consult with each other.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b)	Joint Patent Rights Outside the DexCom Field. Edwards shall have the sole and exclusive right, but not the obligation, in its discretion to take action to obtain a discontinuance of infringement or bring suit against a Third Party infringer of Joint Patent Rights outside of the DexCom Field. Any and all recoveries obtained by Edwards as a result of any proceeding against such Third Party infringer shall go to Edwards.

(c)	Joint Patent Rights In the DexCom Field. DexCom shall have the sole and exclusive right, but not the obligation, in its discretion to take action to obtain a discontinuance of infringement or bring suit against a Third Party infringer of Joint Patent Rights in the DexCom Field. Any and all recoveries obtained by DexCom as a result of any proceeding against such Third Party infringer shall go to DexCom.

8.2.4	Third Party Infringement Claims.

(a)	If either DexCom or Edwards is put on notice that a Third Party is claiming infringement or misappropriation of its intellectual property rights (“Infringement Claim”) arising from Edwards’ or DexCom’s practice of the DexCom Technology, or if either Party determines, that the DexCom Technology or exercise thereof infringes upon the intellectual property rights of a Third Party, or if either DexCom or Edwards is put on notice of any other Third Party claim that could reasonably result in any adverse effect to the DexCom Technology, DexCom and Edwards each agrees to give prompt notice to the other Party of any such claim or determination. The Parties shall keep each other fully informed of all matters and updates relating to such claims or determinations; provided, that, where appropriate, one or more joint defense or other agreements between the Parties shall be entered, and neither Party will unreasonably withhold its consent to such an agreement. Nothing in this Section 8.2.4 or Edwards’ exercise of any rights herein (including but not limited to Edwards’ election to assume the defense of an Infringement Claim) shall limit in any manner any remedies that Edwards may have under this Agreement (including but not limited to the right to be indemnified and held harmless by DexCom under Article 12) or at law or in equity.

(b)

Notwithstanding the indemnifying Party’s right to defend under Article 12, in the event of an Infringement Claim relating to the Edwards Field or Edwards’ exercise of the Edwards License, or that could reasonably be expected to have an adverse effect on Edwards’ exercise of the Edwards License, Edwards shall have the right, but not the obligation, to defend such Infringement Claim, including any judicial or administrative proceedings relating to such claims. Edwards shall be entitled to be reimbursed by DexCom for Edwards expenses (including but not limited to attorneys fees and court and expert costs) in connection with such defense to the extent such expenses would be subject to any indemnification claim by Edwards under Section 12.2 (“Third Party Action Costs”). Edwards shall be entitled to deduct any Third Party Action Costs from any amounts payable by Edwards to DexCom under this Agreement. In addition, in the event that Edwards acquires any rights or licenses to the intellectual property of any Third Party which Edwards determines is necessary to continue to exercise and enjoy fully the Edwards License, Edwards shall be entitled to offset any license fees, royalties and compensation paid by Edwards in obtaining and exercising such Third Party rights in accordance with Section 7.5.3. In the event that Edwards elects not to defend such Infringement Claim, DexCom shall defend Edwards and its Affiliates from such Infringement Claim to the extent required by the provisions of Article 12 hereof.

(c)	With respect to all Infringement Claims other than the Infringement Claims covered under Section 8.2.4(b) above, without Edwards’s prior written consent, DexCom shall not, and shall not permit its Affiliates or licensees to, take any action that could reasonably result in an adverse effect on Edwards’s exercise of the Edwards License in the Edwards Field under this Agreement. If at any time any new claims or disclosures relating to an Infringement Claim are made that could reasonably be expected to have an adverse effect on Edwards’ exercise of the Edwards License, Edwards shall have the right upon notice to DexCom to assume the defense of such Infringement Claim in the manner provided for under Section 8.2.4(b) above.

(d)	Any settlement or consent to an adverse judgment relating to an Infringement Claim shall be subject to Section 12.3 below

8.3	Patent Sponsors. Each Party shall designate a patent sponsor (the “Patent Sponsors”) with respect to its activities under Article 8 of this Agreement and to facilitate coordination and exchange of technical and other information between the Parties with respect to such matters under this Article 8 during the term of this Agreement. Each Patent Sponsor shall keep the other Patent Sponsor reasonably informed, and respond to reasonable requests for information, concerning the activities of the Party such Patent Sponsor represents hereunder. No Patent Sponsor shall be authorized to amend or waive any provision of this Agreement. The initial Patent Sponsors for each Party shall be as set forth on Schedule 8.3. A Party may change its Patent Sponsor at any time and shall give prompt written notice thereof to the other Party

9.	CONFIDENTIALITY.

9.1	Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for [*****] thereafter, each Party (the “Receiving Party”), receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder shall keep such Confidential Information confidential and shall not publish or otherwise disclose or use such Confidential Information for any purpose other than as provided for in this Agreement except for Confidential Information that the Receiving Party can establish:

(a)	was already known by the Receiving Party (other than under an obligation of confidentiality), at the time of disclosure by the Disclosing Party and the Receiving Party has documentary evidence to that effect;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c)	became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, and other than through any act or omission of a Party in breach of this confidentiality obligation;

(d)	was disclosed to that Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

(e)	was independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the other Party and the Receiving Party has documentary evidence to that effect.

9.2	Authorized Disclosure and Use.

9.2.1	Disclosure. Notwithstanding the foregoing Section 9.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:

(a)	file or prosecute patent applications covering DexCom Know-How or Edwards Know-How as contemplated by this Agreement, if the affected Party consents to such disclosure (such consent not to be unreasonably withheld or delayed); provided that a disclosure of a Party’s Confidential Information under this Section 9.2.1(a) shall be treated as a publication under Section 9.3.2, and shall be subject to the requirements of advance notice, review period and opportunity to file patent application(s), as set forth in Section 9.3.2,

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b)	prosecute or defend litigation against any Third Party as contemplated herein,

(c)	exercise rights hereunder provided such disclosure is covered by written terms of confidentiality similar to those set forth herein,

(d)	facilitate discussions with prospective investors in connection with financing arrangements or a proposed acquisition of such Party, subject to appropriate confidentiality agreements and limiting such disclosure to disclosure of the terms and conditions of this Agreement; and

(e)	comply with applicable Laws, provided that the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure to the other Party and take reasonable measures to ensure confidential treatment of such information.

9.2.2	Use. Notwithstanding the foregoing Section 9.1, each Party shall have the right to use Confidential Information of the other Party in carrying out its responsibilities and exercising its rights under this Agreement.

9.3	Public Announcements; Publications.

9.3.1	Announcements. The Parties acknowledge and agree that a mutually agreed upon joint press release will be issued announcing the Parties’ collaboration hereunder. The Executive Sponsors shall coordinate the timing, content and issuance of the above referenced joint press release. No public announcement, news release, statement, publication, or presentation relating to the existence of this Agreement, the subject matter hereof, or either Party’s performance hereunder will be made without the other Party’s prior written approval, which approval shall not be unreasonably conditioned, withheld or delayed. Notwithstanding the foregoing, and subject to the provisions of this Article 9 with respect to Confidential Information, either Party may make any public disclosure relating to the existence of this Agreement, the subject matter hereof and its terms, or either Party’s performance hereunder that is deemed necessary, in the reasonable judgment of a party, to comply with applicable Law or with the rules or regulations of any stock exchange or listing body upon which the securities of a Party may then be traded or of any governmental agency (e.g., SEC) which regulates such securities (including without limitation the filing of a copy of this Agreement with such governmental agency); provided that, the Party making such disclosure shall provide the non-disclosing Party with a copy of the intended disclosure reasonably, and to the extent practicable, prior to public dissemination. Nothing herein is intended to restrict Edwards from any public announcements or statements with respect to its promotional, marketing or other commercialization efforts with respect to any Licensed Product in the Territory.

9.3.2	Publications. During the Improvement Term, each Party will submit to the other Party for review and approval all proposed academic, scientific and medical publications and public presentations relating to the DexCom Field, the Ambulatory (Non-Surgical) Field or the Edwards Field, for review in connection with the preservation of Patent Rights and/or to determine whether any of such other Party’s Confidential Information should be modified or deleted. Written copies of such proposed publications and presentations shall be submitted to the non-publishing Party no later than thirty (30) days before submission for publication or presentation and the non-publishing Party shall provide its comments with respect to such publications and presentations within fifteen (15) business days of its receipt of such written copy. The review period may be extended for an additional thirty (30) days in the event the non-publishing Party can demonstrate reasonable need for such extension, including, but not limited to, the preparation and filing of patent applications. By mutual agreement, this period may be further extended. In the event of an anticipated disclosure or on sale bar within three (3) days or due to some other exigent circumstance, and there is insufficient time for the affected Party to adequately review and/or comment on such anticipated disclosure or prevent such bar date, the other Party shall be required to file a provisional application in order to preserve the subject invention and the other Party’s Confidential Information. Upon the filing of such provisional application, such application shall be promptly provide to the other Party for its review in accordance with this Section 9.3.2. Edwards and DexCom will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publications relating to the DexCom Field, the Ambulatory (Non-Surgical) Field or the Edwards Field.

10.	REPRESENTATIONS AND WARRANTIES

10.1	Representations and Warranties of Each Party. Each of DexCom and Edwards hereby represents and warrants to the other Party hereto as follows:

(a)	it is a corporation or an entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b)	the execution, delivery and performance of this Agreement and the Supply Agreement by such Party has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

(c)	it has the corporate (with respect to DexCom) and the limited liability company (with respect to Edwards) power and authority to execute and deliver this Agreement and the Supply Agreement and to perform its obligations hereunder and thereunder, and to grant the licenses granted by it to the other Party pursuant to this Agreement;

(d)	the execution, delivery and performance by such Party of this Agreement and the Supply Agreement and its compliance with the respective terms and provisions hereof and thereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any agreement or instrument binding or affecting it or the subject matter of this Agreement; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound, except where such conflict, breach or default would not materially impact (A) the Party’s ability to meet its obligations hereunder or (B) the rights granted to the other Party hereunder; and

(e)	it has not granted to any Third Party any right or license which would conflict in any material respect with the rights granted by it to the other Party hereunder.

10.2	Additional Representations and Warranties of DexCom. In addition to the representations and warranties made by DexCom in Sections 3.4.1 and 10.1, and except as disclosed in Exhibit K attached hereto (with reference to the particular subsection below), DexCom, hereby represents and warrants to Edwards that:

(a)	Exhibit B lists the DexCom Patent Rights;

(b)	DexCom has not placed, or suffered to be placed, any liens, charges or encumbrances on or against the DexCom Technology, including but not limited to the DexCom Patent Rights;

(c)	The DexCom Patent Rights are not the subject of any interference, opposition, reissue or reexamination proceeding in the United States or, to the knowledge of DexCom, any opposition proceeding outside of the United States;

(d)	DexCom is the sole owner of the DexCom Technology, including but not limited to the DexCom Patent Rights;

(e)

There are no DexCom Third Party Agreements. DexCom has provided to Edwards fully executed, unredacted and complete copies of any DexCom Third Party Agreement (including any amendments thereto) listed on Exhibit K and each such DexCom Third Party Agreement (i) is in full force and effect and all amounts due to the Third Party under such DexCom Third Party Agreement to date have been paid and DexCom is not in default of such DexCom Third Party Agreement, nor, to the best of knowledge of DexCom, is there any fact or circumstance that with the passage of time or the giving of notice will cause DexCom to be in default of such DexCom Third Party Agreement, (ii) the sublicense of the Third Party Technology under such DexCom Third Party Agreement in the grant of the Edwards License to Edwards effectively transfers the necessary rights thereunder for Edwards to exercise its rights under the Edwards License, (iii) rights to the Third Party Technology under the DexCom Third Party Agreement sublicensed to Edwards under the Edwards License are perpetual, irrevocable, royalty-free and fully paid-up; and (iv) Edwards has no obligation to the Third Party under the DexCom Third Party Agreement.

(f)	DexCom has received no written notice alleging infringement or misappropriation of a Third Party Patent Right or Know-How in connection with its research and development of the Gen 1 Product and the Gen 2 Product; and,

(g)	to the best knowledge of DexCom: (i) there are no errors in the inventorship set forth in any patent application included in the DexCom Patent Rights; and (ii) the claims of any issued patent included in the DexCom Patents Rights are valid and enforceable.

The foregoing representations and warranties of DexCom are made as of the Effective Date.

10.3	Additional Representations and Warranties of Edwards. In addition to the representations and warranties made by Edwards in Section 10.1, and except as disclosed in Exhibit L attached hereto (with reference to the particular subsection below), Edwards, hereby represents and warrants to DexCom that as of the Effective Date:

(a)	Edwards has not placed, or suffered to be placed, any liens, charges or encumbrances on or against the Edwards Patent Rights;

(b)	the Edwards Patent Rights are not the subject of any interference, opposition, reissue or reexamination proceeding in the United States or, to the knowledge of Edwards, any opposition proceeding outside of the United States; and

(c)	Edwards is the sole owner of the Edwards Technology, including but not limited to the Edwards Patent Rights.

10.4	Mutual Covenant. Each Party covenants to the other Party that it shall at all times comply in all material respects with the applicable Guidelines (as defined in the Supply Agreement) and all applicable Laws relating to its activities under this Agreement and the Supply Agreement.

10.5	Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTIONS 3.4.1, 10.1 10.2 AND 10.3, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED UNDER THIS AGREEMENT AND THE PARTIES DISCLAIM ALL IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.	GOVERNMENT APPROVALS; TERM AND TERMINATION.

11.1	Government Approvals. DexCom and Edwards will cooperate and use respectively all Commercially Reasonable Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby or by the Supply Agreement.

11.2	Term. The term of this Agreement will commence on the Effective Date and shall extend, unless this Agreement is terminated earlier in accordance with this Article 11, until such time as the Royalty Period expires.

11.3	Material Breach. This Agreement may be terminated, prior to the expiration of its term, by either Party by giving written notice of its intent to terminate and stating the grounds therefor if the other Party shall have materially breached or materially failed in the observance or performance of any representation, warranty, covenant or obligation under this Agreement. The Party receiving the default notice shall have ninety (90) days from the date of receipt thereof to cure the breach or failure, except in the case of a breach of an obligation to pay money, in which case such cure period shall be thirty (30) days; provided, however, that nonpayment in connection with a good faith dispute of the amount in dispute shall not be considered a breach hereof so long as once such dispute is resolved, payment of any amounts owing is made within then (10) days of such resolution. If a breach (other than a breach of an obligation to pay money) is not curable within such ninety (90) day period, then the non-performing Party shall have an additional thirty (30) days within which to cure such breach so long as the non-performing Party is diligently and in good faith working towards a remedy for such breach. In the event such breach or failure is cured in accordance with the provisions of this Section 11.3, the default notice shall become of no effect. In the event such breach or failure is not cured in accordance with the provisions of this Section 11.3, then this Agreement shall terminate immediately upon written notice to the defaulting Party.

11.4

Insolvency, Etc. This Agreement may be terminated, immediately, upon written notice by a Party: (a) in the event that the other Party hereto shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in any involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or (b) if a proceeding or case shall be commenced against the other party hereto in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the party or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization winding-up or composition or readjustment of debts, or an order, judgment or decree approving any of the foregoing shall be entered and continue unstayed for a period of sixty (60) days; or an order for relief against the other party hereto shall be entered in an involuntary case under the Bankruptcy Code.

11.5	Edwards Termination. Edwards shall have the right to terminate this Agreement at any time for convenience upon [*****] written notice to DexCom.

11.6	Force Majeure. If the circumstances of force majeure pursuant to Section 14.4 affecting a Party’s performance hereunder shall have delayed such Party’s performance for more than one hundred and twenty (120) days, the other Party may, at any time thereafter while such circumstances continue, terminate this Agreement immediately upon written notice to the Party whose performance has been delayed by force majeure.

11.7

Effects of Termination. Notwithstanding anything herein to the contrary, termination of this Agreement pursuant to Sections 11.3, 11.4 and 11.6 shall have no effect on the rights and licenses granted to each Party under Article 6 (subject to Section 6.1.2 with respect to Edward’s right to exercise manufacturing rights under the Edwards License upon a termination) or on Edwards’ obligation to pay Royalties under Article 7 through the Royalty Period. In the event of any termination of this Agreement, Edwards shall have all of the rights and DexCom shall have all of the obligations arising under Sections 3.5.2, 5.5.2(e) and (f), 5.5.3 and 5.5.4 hereof to enable Edwards to transition any Gen 1 Product, Gen 2 Product, Gen 1 Product Hardware Accessories and/or Sensor Disposable development or manufacturing responsibilities (as applicable) to Edwards or its designee; provided that, notwithstanding Sections 3.5.2 and 5.5.4, DexCom shall bear all of its costs incurred due to DexCom’s activities under Sections 3.5.2 and 5.5.4 if this Agreement is terminated by Edwards pursuant to Sections 11.3, 11.4 or 11.6 and Edwards shall bear all of DexCom’s reasonable out-of-pocket expenses incurred due to DexCom’s activities under Sections 3.5.2 and 5.5.4 if this Agreement is terminated by DexCom pursuant to Section 11.3, 11.4 or 11.6 or by Edwards pursuant to Section 11.5. Notwithstanding anything herein to the contrary, termination of this Agreement pursuant to Section 11.5 shall have no effect on the rights and licenses granted to each Party under Article 6 (subject to Section 6.1.2) or on Edwards’ obligation to pay Royalties under Article 7 through the Royalty

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Period; provided that, the Edwards License shall be non-exclusive and the DexCom License shall, pursuant to Section 6.2.2(c), be extended to include the Edwards Field (it being understood that DexCom’s rights under the Joint Technology in the Edwards Field will be non-exclusive, and DexCom’s rights under the Joint Technology in the DexCom Field will remain exclusive in accordance with Section 6.2.2(a)). In the event of termination of this Agreement pursuant to Section 11.5, subject to DexCom’s performing its obligations hereunder (including but not limited to transition assistance of the sort described in Section 3.5.2), Edwards shall pay to DexCom the same amounts in the same manner as set forth in Section 3.5.3(b) with respect to an exercise of the Development Option pursuant to Section 3.5.1(a), except that: (a) the effective date of termination shall be substituted for the effective date of Edwards’ exercise of the Development Option for the purpose of determining the applicability, timing, and amount of the payments set forth in Section 3.5.3(b) hereof; and (b) Edwards shall bear 100% of DexCom’s reasonable out-of-pocket expenses incurred due to such transition assistance activities of DexCom, and Edwards will pay or reimburse DexCom therefor within thirty (30) days of DexCom’s invoices (including reasonable supporting documentation) from time to time. Upon any termination or expiration of this Agreement, Edwards shall have the right to exercise within ninety (90) days of the effective date of such termination or expiration the Regulatory Option (notwithstanding any conditions to such exercise).

11.8	Survival of Certain Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accrued before such expiration or termination. Upon expiration or termination of this Agreement, all rights and obligations of the Parties hereunder shall be terminated except any right, duty or obligation of either Party which is expressly stated herein or elsewhere in this Agreement to survive such expiration or termination. The following provisions shall survive the expiration or termination of this Agreement: Articles 1 (to the extent definitions are embodied in the following listed Articles and Sections), 8, 9, 10, 12, 13, and 14 ( to the extent applicable to the foregoing surviving Articles and following surviving Sections) and Sections 5.3, 6.1.1, 6.1.4, 6.1.5, 6.1.7, 6.2.2, 6.2.3, 6.3. 6.4. 6.5, 6.6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 11.7, 11.8, and 14.2. Any expiration or early termination of this Agreement shall be without prejudice to the rights of either Party against the other that have accrued under this Agreement before expiration or termination.

12.	INDEMNIFICATION, INSURANCE AND LIMITATION OF LIABILITY.

12.1	Indemnification by Edwards. Edwards will indemnify, defend and hold harmless DexCom and its Affiliates from and against any and all liability, loss, damage, expense (including but not limited to reasonable attorneys’ fees and expenses) and cost (collectively, “Liabilities”) that may be sustained, suffered or incurred by DexCom and its Affiliates arising from any claim, action or proceeding made or brought by a Third Party against DexCom or any of its Affiliates to the extent arising from:

(a)	any actual or alleged breach by Edwards of its representations, warranties, agreements, covenants, or obligations contained in this Agreement or the Supply Agreement (including but not limited to the Quality Agreement);

(b)	the exercise by Edwards of the Edwards License and/or the design, development, manufacture, use, sale, offer for sale, import or commercialization of Licensed Products by Edwards or its Affiliates and sublicensee, including without limitation any actual or alleged infringement, dilution, misappropriation or other violation of any Technology of a Third Party or any product liability claims arising therefrom, except to the extent any Liabilities arise from (i) use of any DexCom Technology or the Software in the form provided by DexCom or approved in accordance with DexCom’s design control process for the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product, or those aspects of the Joint Technology for the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product that were contributed by DexCom, (ii) use of any DexCom Technology, or aspects of the Joint Technology contributed be DexCom, or the Software in the form provided by DexCom for any other product, (iii) designs or specifications of the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product, except to the extent of any modification (A) unilaterally imposed by Edwards pursuant to its authority under 13.1.1 over the reasonable objections of DexCom or (B) made by Edwards after its exercise of the Development Option, (iv) DexCom’s modification or alteration of the Edwards Technology, (v) combination of the Edwards Technology or the Licensed Product with any Third Party Technology that has not been authorized for such purpose by Edwards, or (vi) use of the Edwards Technology or the Licensed Product outside of the uses contemplated under or in connection with this Agreement; and/or

(c)	the negligence or willful misconduct of Edwards or its Affiliates, including, without limitation, by way of any willful misstatement or fraud, or any violation of applicable Law;

except in each case, to the extent caused by the negligence or willful misconduct of DexCom or its Affiliates or to the extent such Liabilities give rise to an indemnification claim of Edwards under Section 12.2 below.

12.2	Indemnification by DexCom. DexCom will indemnify, defend and hold harmless Edwards and its Affiliates from and against any and Liabilities that may be sustained, suffered or incurred by Edwards and its Affiliates arising from any claim, action or proceeding made or brought by a Third Party against Edwards or any of its Affiliates to the extent arising from:

(a)	any actual or alleged breach by DexCom of its representations, warranties, agreements, covenants, or obligations contained in this Agreement or the Supply Agreement (including but not limited to the Quality Agreement);

(b)	the exercise by Edwards of the Edwards License and/or the design, development, manufacture, use, sale, offer for sale, import or commercialization of Licensed Products by Edwards or its Affiliates and sublicensees, including without limitation any actual or alleged infringement, dilution, misappropriation or other violation of any Technology of a Third Party, or any product liability claims arising therefrom, to the extent any Liabilities arise from (i) use of any DexCom Technology or the Software in the form provided by DexCom or approved in accordance with DexCom’s design control process for the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product, or those aspects of the Joint Technology for the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product that were contributed by DexCom, or (ii) use of any DexCom Technology, or aspects of the Joint Technology contributed by DexCom, or the Software in the form provided by DexCom for any other product, or (iii) designs or specifications of the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product, except to the extent of any modification (A) unilaterally imposed by Edwards pursuant to its authority under 13.1.1 over the reasonable objections of DexCom or (B) made by Edwards after its exercise of the Development Option;

(c)	the design, development, or manufacture of any Licensed Product or Accessories by on or on behalf of DexCom or the recall thereof, including without limitation any actual or alleged infringement, dilution, misappropriation or other violation of any Technology of a Third Party or any product liability claims arising therefrom, except to the extent any Liabilities are attributable to: (i) use of any Edwards Technology except for (A) Edwards Technology included in the Gen 1 Product or Sensor Disposables for the Gen 2 Product (excluding those modifications thereto described in clause (ii) below) and (B) any aspects of the Joint Technology that were contributed by DexCom, (ii) any modification of the designs or specifications of the Gen 1 Product or for the Sensor Disposable for the Gen 2 Product (A) unilaterally imposed by Edwards pursuant to its authority under Section 13.1.1 over the reasonable objections of DexCom or (B) made by Edwards after exercise of the Development Option, (iii) modification or alteration of the DexCom Technology by Edwards which has not been approved by DexCom, (iv) combination of the DexCom Technology or the Licensed Product with any Third Party Technology that has not been authorized for such purpose by DexCom, or (v) use of the DexCom Technology or the Licensed Product by Edwards or its Affiliates or sublicensees outside of the uses contemplated under or in connection with this Agreement;

(d)	actual or alleged infringement or dilution arising from the use of the DexCom Trademarks as authorized in Section 6.1.7;

(e)	the DexCom Product or the exercise by DexCom of the DexCom License other than for the sole benefit of Edwards in the Edwards Field as contemplated by this Agreement and the Supply Agreement; and/or

(f)	the negligence or willful misconduct of DexCom or its Affiliates, including, without limitation, by way of any willful misstatement or fraud, or any violation of applicable Law;

except in each case, to the extent caused by the negligence or willful misconduct of Edwards or its Affiliates or to the extent such Liabilities give rise to an indemnification claim of DexCom under Section 12.1 above.

12.3	Procedure.

12.3.1	Notice of Claim. Promptly after receipt by any Person of notice of any claim, demand or action which could give rise to a right to indemnification pursuant to Section 12.1 or Section 12.2, such Person (the “Indemnified Party”) shall give the responsible Party (the “Indemnifying Party”) written notice describing the claim, demand or action in reasonable detail. The failure of an Indemnified Party to give notice in the manner provided herein shall not relieve the Indemnifying Party of its obligations under this Article 12, except to the extent that such failure to give notice materially prejudices the Indemnifying Party’s ability to defend such claim. The Indemnifying Party shall have the right, at its option, to compromise or defend, at its own expense and by its own counsel, any such matter involving the asserted liability of the Indemnified Party.

12.3.2	Control of Defense. If the Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly (and in any event not less than fifteen (15) days after receipt of the Indemnified Party’s original notice) notify the Indemnified Party in writing of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise or defense against any such asserted liability. All reasonable costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party.

12.3.3	Right to Participate in Defense. Notwithstanding the foregoing, if the Indemnifying Party (i) elects not to compromise or defend the asserted liability, or (ii) fails to notify the Indemnified Party of its election to compromise or defend as herein provided, the Indemnified Party shall have the right, at its option, to pay, compromise or defend such asserted liability by its own counsel and its reasonable costs, expenses, and any payment made therewith shall be included as part of the indemnification obligation of the Indemnifying Party hereunder.

12.3.4	Settlement. The Indemnified Party shall have at all times the right to participate fully in the defense, at its own expense; provided, that the Indemnifying Party shall pay the reasonable legal fees for the Indemnified Party if the Indemnified Party has been advised by counsel that there would be a conflict of interest in having the same counsel represent the Indemnified Party and the Indemnifying Party. In connection with the defense of any claim, each Party shall make available to the Party controlling the defense any books, records or other documents within its control that are necessary or appropriate for such defense; provided, that any such books, records or other documents which are made available hereunder shall be held in strict confidence by the receiving Party.

12.3.5	Cooperation. Notwithstanding anything to the contrary in this Section 12.3, (i) the Party conducting the defense of a claim shall: (A) keep the other Party informed on a reasonable and timely basis as to the status of the defense of such claim (but only to the extent such other Party is not participating jointly in the defense of such claim), and (B) conduct the defense of such claim in a prudent manner, and (ii) the Indemnifying Party shall not cease to defend, settle or otherwise dispose of any claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), and (iii) the Indemnifying Party shall not make any settlement or compromise of any claim that involves any admission of wrongdoing by the Indemnified Party without the Indemnified Party’s express prior written consent.

12.4	Insurance. Each Party hereto agrees that it will maintain and keep in force during the term of this Agreement and for a period of at least five (5) years following the termination or expiration of this Agreement, insurance policies, in an amount not less than $20,000,000 each occurrence and in the aggregate for bodily injury and property damage covering (i) Product Liability or (ii) Comprehensive General Liability for: (A) premises operations, (B) products/completed operations, (C) blanket contractual liability, and (D) personal injury. Neither Party shall make any material change in such coverage without notifying the other. Edwards may comply with these provisions through its self-insurance program. Insurance carriers to have an AM Best rating of not less than A-. Each Party will have provided to the other Party a certificate of insurance within ten days of the Effective Date and upon each anniversary thereof.

12.5	Disclaimer of Consequential Damages. EXCEPT FOR EACH PARTY’S LIABILITY FOR AMOUNTS PAID IN SETTLEMENT OR AWARDED TO THIRD PARTIES UNDER THE INDEMNIFICATION OBLIGATIONS OF EACH PARTY UNDER ARTICLE 12, AND EXCEPT FOR BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 9, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, SPECIAL, INCIDENTAL, INDIRECT, OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY BREACH THEREOF. BOTH PARTIES HEREBY DISCLAIM SUCH DAMAGES.

13.	DISPUTE RESOLUTION; LIABILITY.

13.1	General. Any controversy, claim or dispute arising out of or relating to this Agreement shall be settled, if possible, through good faith negotiations between the Parties. If, however, the Parties are unable to settle such dispute after good faith negotiations (not to exceed thirty (30) days unless mutually agreed by the Parties), the matter shall be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral.

13.1.1	Failure of Executive Officers to Resolve Dispute. With respect to any matter that relates to (a) the technical performance of glucose monitoring functions of the Gen 1 Product or the Gen 2 Product that are required to achieve marketability in the Territory and (b) regulatory strategies to achieve the Requisite Regulatory Approval of the Gen 1 Product and Gen 2 Product (collectively a “Commercial Impact Matter”), the decision of the Edwards Executive Officer shall govern in respect of such matter put before the Executive Officers. In the event the decision of the Edwards Executive Officer materially delays the achievement of any Milestone Event or materially increases the costs to DexCom of performing its obligations hereunder, DexCom shall be entitled to an equitable adjustment as agreed to by the Parties.

13.1.2	Other Matters. With respect to any matter other than a Commercial Impact Matter, either Party may proceed in pursuing such legal remedies available to it, including litigation.

13.1.3	Injunctive Relief. Notwithstanding anything herein to the contrary, either Party may at any time seek injunctive or other equitable relief in any court in any jurisdiction where appropriate.

14.	MISCELLANEOUS.

14.1	Financial Information. DexCom shall, during any periods that the Development Option or the Option to Manufacture remain exercisable as result of a Financial Trigger Event, provide to Edwards the following during the term hereof unless the following are filed with the Securities and Exchange Commission (“SEC”) through EDGAR and are available to the public through the EDGAR system, within one (1) business day after the filing thereof with the SEC, (i) a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements filed pursuant to the Securities Act of 1933, as amended, (ii) within two (2) business days thereof, facsimile or e-mailed copies of all press releases issued by DexCom, and (iii) copies of any notices and other information made available or given to the stockholders of DexCom generally, contemporaneously with the making available or giving thereof to the stockholders.

14.2	Assignment. Neither this Agreement nor any interest hereunder shall be assignable by either Party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except a Party may make such an assignment without the other Party’s consent to an Affiliate or to a successor to substantially all of the business of such Party to which this Agreement relates, whether in merger, sale of stock, sale of assets or other transaction (subject to, in the case of Edwards, its rights upon a Change of Control of DexCom). This Agreement shall be binding upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

14.3	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.4	Force Majeure. Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other Party promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all Commercially Reasonable Efforts to resume performance of its obligations as soon as practicable. If the circumstances of force majeure affecting either Party’s performance hereunder shall have delayed such Party’s performance for more than one hundred and twenty (120) days, the other Party may, at any time thereafter while such circumstances continue, terminate this Agreement pursuant to Section 11.6.

14.5	Non-Solicitation.

14.5.1	Except as expressly permitted under Section 14.5.2, during the period between the Effective Date and the fifth anniversary of the end of the Initial Improvement Term, neither DexCom nor Edwards shall solicit for employment any technical employee(s) of the other Party who become known to Edwards or DexCom, as the case may be, through the transactions contemplated by this Agreement without the other’s prior written consent (which consent may be granted or denied in the other’s sole discretion); provided, however, that nothing in this Section 14.5.1 shall prohibit Edwards or DexCom, as the case may be, from hiring any employees of the other who respond to general employment solicitations not targeted at the employees of the other.

14.5.2	Section 14.5.1 (a) shall not apply to or restrict Edwards on and after a Change of Control of DexCom, where Edwards duly exercises the Development Option or on and after a Material Development Failure, (b) shall not apply, at or following a due exercise of the Manufacturing Option to prohibit Edwards from soliciting for employment any of the Designated Manufacturing Employees, as described in Section 5.5.3, and (c) shall not apply, at or following a Change of Control of DexCom occurring during the Extended Improvement Term, to prohibit Edwards from soliciting for employment any of the Designated Manufacturing Employees. Notwithstanding anything herein to the contrary, Section 14.5.1 shall not apply to or restrict Edwards on and after a Change of Control of DexCom with respect to any employees of DexCom who were not employees of DexCom prior to the Change of Control of DexCom.

14.6	Correspondence and Notices.

14.6.1	Ordinary Notices. Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary implementation of this Agreement shall be delivered by hand, sent by facsimile transmission (receipt verified), or by airmail to the employee or representative of the other Party who is designated by such other Party to receive such written communication.

14.6.2	Extraordinary Notices. Extraordinary notices and other communications hereunder (including, without limitation, any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to Edwards shall be addressed as follows:

Edwards Lifesciences LLC

One Edwards Way

Irvine, CA 92614

Attn: Corporate Vice President, Critical Care

Fax: (949) 250-2500

with a copy to:

Edwards Lifesciences LLC

One Edwards Way

Irvine, CA 92614

Attn: General Counsel

Fax: (949) 250-2500

All correspondence to DexCom shall be addressed as follows:

DexCom, Inc.

6340 Sequence Drive

San Diego, CA 92121

Attn: President and Chief Executive Officer

Fax: (858) 200-0201

with a copy to:

DexCom, Inc.

6340 Sequence Drive

San Diego, CA 92121

Attn: General Counsel

Fax: (858) 200-0201

14.7	Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

14.8	Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

14.9	Waiver. No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

14.10	Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable Law.

14.11	Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.12	Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive Laws of the State of California, without regard to conflict of law principles thereof.

14.13	Entire Agreement of the Parties. This Agreement (together with the Supply Agreement) constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, among the Parties respecting the subject matter hereof and thereof; including, but not limited to, that certain Confidential Disclosure Agreement of the Parties dated January 14, 2008, as amended. For the avoidance of doubt, disclosures made under such Confidential Disclosure Agreement shall be subject to the terms of this Agreement as if first disclosed pursuant hereto.

14.14	Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

14.15	Third Party Rights. Nothing in this Agreement shall be deemed to create any Third Party beneficiary rights in or on behalf of any other person

14.16	Further Assurances. The Parties shall execute and deliver any further or additional instruments or documents and perform any acts which may be reasonably necessary in order to effectuate and carry out the purposes of this Agreement

14.17	Counterparts. This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement. Facsimile signatures shall be binding upon the Parties and shall be treated as if originals.

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

EDWARDS LIFESCIENCES LLC		DEXCOM, INC.

By	/s/ John H. Kehl, Jr.	By	/s/ Terrance H. Gregg

Name:	John H. Kehl, Jr.	Name:	Terrance H. Gregg

Title:	Corporate Vice President,	Title:	President and Chief Executive Officer
Strategy and Corporate Development

EXHIBITS AND SCHEDULES

List of Exhibits:

Exhibit A-1-1– Gen 1 Product Development Plan

Exhibit A-1-2– Gen 1 Product Specification

Exhibit A-2-1 – Gen 2 Product Development Plan

Exhibit A-2-2– Gen 2 Product Specification

Exhibit A-2-3 – Key Gen 2 Deliverable

Exhibit B – DexCom Patent Rights

Exhibit C – Edwards Flex Circuit Technology

Exhibit D – DexCom Trademarks

Exhibit E – Edwards OEM Qualifications

Exhibit F-1 - Equipment Lease Terms

Exhibit F-2 – Designated Manufacturing Employees

Exhibit G – Annual Royalty Objectives for each Minimum Royalty Year

Exhibit H – Development Funding Payments

Exhibit I – Development Milestone Tables

Exhibit J – Delay Adjustment Period Tables

Exhibit K – DexCom Representation and Warranty Disclosures

Exhibit L – Edwards Representation and Warranty Disclosures

List of Schedules

Schedule 2.2 – Executive Sponsors

Schedule 8.3 – Patent Sponsors

Exhibit A-1-1

Gen 1 Product Development Plan

Timing	Key Activity / Deliverable

[*****] 2008	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2009	• [*****]

[*****] 2010	• [*****]

Note 1: [*****]

Note 2: As part of the Collaboration, Edwards will provide commercially reasonable support to DexCom in the areas of test protocol development, product testing (where appropriate), packaging development (design, protocols and the use of testing facilities), microbiology testing (subject to available capacity). Edwards Manufacturing resources shall also assist towards manufacturing readiness efforts. For activities on the critical path for the program, the Executive Sponsors shall discuss and agree on optimal use of resources from both parties.

Note 3: [*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-1-2

Gen 1 Product Specification

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-2-1

Gen 2 Product Development Plan

Timing	Key Activity / Deliverable

[*****] 2009	[*****]

[*****] 2009	[*****]

[*****] 2009	[*****]

[*****] 2009	• [*****]

[*****] 2010	• [*****]

[*****] 2010 (no formal clinical trial required)	• [*****]

[*****] 2010 (formal clinical trial required for submissions)	[*****]

[*****] 2010	[*****]

[*****] 2010 (formal clinical trial required for submissions)	[*****]

[*****] 2010	[*****]

Note: As part of the Collaboration, Edwards will provide commercially reasonable support to DexCom in the areas of test protocol development, product testing (where appropriate), packaging development (design, protocols and the use of testing facilities), microbiology testing (subject to available capacity).

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-2-2

Gen 2 Product Specification

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A-2-3

Key Gen 2 Deliverable

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

DexCom Patent Rights

Docket Number(s)	Appl. Serial No.	pub. No	Pat. No.
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Docket Number(s)	Appl. Serial No.	pub. No	Pat. No.
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Docket Number(s)	Appl. Serial No.	pub. No	Pat. No.
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Docket Number(s)	Appl. Serial No.	pub. No	Pat. No.
[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Docket Number(s)	Appl. Serial No.	pub. No	Pat. No.
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Docket Number(s)	Appl. Serial No.	pub. No	Pat. No.
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Edwards Flex Circuit Technology

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

DexCom Trademarks

Docket No.	App Status	Title	Appl. Serial No.	Registration No.

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E

Edwards OEM Qualifications

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit F-1

Equipment Lease Terms

1. Lease of Designated Manufacturing Equipment. Subject to and in consideration of fees and charges to be paid by DexCom as set forth hereunder (this “Lease Agreement”), Edwards will lease to DexCom for the Lease Term the Designated Manufacturing Equipment solely for the purposes of fulfilling DexCom’s obligations to manufacture and supply the items set forth in Section 5.1 of the Collaboration Agreement, dated November 10, 2008, by and between Edwards and DexCom (the “Collaboration Agreement”).

2. Lease Term. The term of this Lease Agreement shall commence on the Effective Date and end, without further notice, on the date DexCom no longer has any right or obligation to manufacture and supply the items set forth in Section 5.1 of the Collaboration Agreement including but not limited to upon (a) the exercise by Edwards of its Development Option, (b) the exercise by Edwards of its Option to Manufacture, (c) the occurrence of a Material Development Failure, or (d) the termination or expiration of the Collaboration Agreement (the “Lease Term”).

3. Lease Payments. DexCom shall pay to Edwards as payment for leasing the Designated Manufacturing Equipment an amount each Calendar Quarter equal to the depreciation (without any markup, other than the direct costs of taxes incurred by Edwards related to ownership of the Designated Manufacturing Equipment) taken by Edwards with respect to the Designated Manufacturing Equipment for such Calendar Quarter, as determined by the mutual agreement of the Executive Sponsors in accordance with generally accepted accounting principals. Edwards shall bill DexCom the amount of such lease payment at the end of each Calendar Quarter, and DexCom shall pay Edwards such amount forty-five (45) days after receipt of such bill. If DexCom fails to make any payment hereunder on or before the date such payment is due, such late payment shall bear interest, to the extent permitted by applicable Law, at the rate of one-half percent (1/2%) per month, effective for the first date on which payment was delinquent and calculated on the number of days such payment is overdue.

4. Title. All Designated Manufacturing Equipment shall remain the personal property of Edwards, and Edwards shall have good and marketable title to the Designated Manufacturing Equipment. DexCom shall have no right or interest in any Designated Manufacturing Equipment, and shall hold the Designated Manufacturing Equipment subject and subordinate to the rights of Edwards. DexCom agrees to execute financing statements or other applicable documentation pursuant to the Uniform Commercial Code (“UCC”) as and when requested by Edwards and hereby appoints Edwards as its attorney-in-fact to execute such financing statements. Edwards may file a photocopy of this Lease Agreement or any related documentation as a financing statement or other UCC documentation. DexCom will, at its sole expense, keep all Designated Manufacturing Equipment free and clear of any liens or encumbrances of any kind, and will indemnify and hold Edwards harmless from and against any loss or expense arising from or relating to DexCom’s failure to do so. DexCom shall give Edwards immediate written notice of any attachment or judicial process affecting any Designated Manufacturing Equipment or Edwards’ ownership thereof. DexCom shall not remove or obscure any labels or markings identifying any Designated Manufacturing Equipment as the property of Edwards, nor shall DexCom affix or place any labels or markings that might be interpreted as a claim of ownership by DexCom or any party other than Edwards. Furthermore, to the extent practical, DexCom shall segregate the Designated Manufacturing Equipment from other equipment and tooling of DexCom. DexCom shall place labels provided by Edwards on the Designated Manufacturing Equipment stating that the Designated Manufacturing Equipment is the property of Edwards.

5. Care and Use; Inspection; Loss. All risk of loss, damage, theft, or destruction of or to the Designated Manufacturing Equipment shall be borne by DexCom and no loss, damage, theft, or destruction with respect to any Designated Manufacturing Equipment during the Lease Term shall relieve DexCom of its obligation to pay any and all amounts due hereunder for such Designated Manufacturing Equipment and/or to comply with any other provision of this Lease Agreement. DexCom shall, at its sole expense, maintain all Designated Manufacturing Equipment in good operating order, repair, condition, and appearance and protect the Designated Manufacturing Equipment from deterioration or damage other than normal wear and tear. DexCom shall not use any Designated Manufacturing Equipment for any purpose other than to manufacture and supply the items set forth in Section 5.1 of the Collaboration Agreement, and shall not make or permit any material changes or alterations without Edwards’ prior written consent, which, subject to any contrary provision of the Collaboration Agreement or the Supply Agreement or Quality Agreement referenced there, may be withheld in Edwards’ sole discretion. DexCom shall, subject to DexCom’s reasonable security and confidentiality requirements, allow Edwards’ representatives to inspect the Designated Manufacturing Equipment during DexCom’s regular business hours and after reasonable notice to, and reasonable approval by, DexCom of the timing, frequency and nature of such inspections. In the event of any loss, damage, theft, or destruction to or of any Designated Manufacturing Equipment, DexCom shall immediately notify Edwards of such and shall pay to Edwards the cost of repair or restoration of the affected Designated Manufacturing Equipment, or if the Designated Manufacturing Equipment is subject to total loss, irreparable damage, theft, or destruction, DexCom shall pay to Edwards an amount equal to the stipulated loss value of the Designated Manufacturing Equipment, as determined by Edwards in good faith, in addition to any and all amounts otherwise due hereunder in relation to such Designated Manufacturing Equipment. No delay or refusal by any insurance company or governmental authority in making payment with respect to any event of loss, damage, theft, or destruction shall extend, excuse, or otherwise affect DexCom’s obligations hereunder.

6. Insurance. DexCom shall at all times prior to the return of any Designated Manufacturing Equipment to Edwards in accordance with Section 6 carry and maintain, at its sole expense, physical damage insurance providing “all risks” coverage for all Designated Manufacturing Equipment and public liability and property damage insurance in amounts and with insurance companies reasonably satisfactory to Edwards. Such insurance shall (i) name Edwards (and if Edwards requests at any time, any successor or assignee of Edwards) as loss payee for the “all risks” insurance and as additional insured for liability insurance, and (ii) provide thirty (30) days’ written prior written notice to Edwards (and any such successor or assignee) before coverage lapses or is cancelled or materially changed. DexCom will promptly provide to Edwards evidence of insurance coverage at the Effective Time.

7. Return. Upon the expiration of Lease Term, DexCom shall, pursuant to Edwards’ instructions deliver the Designated Manufacturing Equipment to Edwards’ possession and control in the same operating order, repair, condition, and appearance as on the Effective Date, except for normal depreciation and wear and tear. The Parties shall allocate expenses related to the return of the Designated Manufacturing Equipment as set forth in the Collaboration Agreement.

8. WARRANTY AND DISCLAIMER OF WARRANTIES; LIMITATIONS OF LIABILITY.

(A) EDWARDS MAKES NO WARRANTIES, REPRESENTATIONS OR OTHER AGREEMENTS, EXPRESS, IMPLIED, OR STATUTORY, TO DEXCOM OR TO ANY THIRD PARTY WITH RESPECT TO THE DESIGNATED MANUFACTURING EQUIPMENT INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS, THE DESIGN OR CONDITION OF ANY DESIGNATED MANUFACTURING EQUIPMENT, THE QUALITY OR WORKMANSHIP OF THE DESIGNATED MANUFACTURING EQUIPMENT, OR OTHERWISE. NO PERSON IS AUTHORIZED TO MAKE ANY WARRANTY OR REPRESENTATION CONCERNING THE PERFORMANCE OF THE DESIGNATED MANUFACTURING EQUIPMENT ON BEHALF OF EDWARDS. ALL DESIGNATED MANUFACTURING EQUIPMENT IS PROVIDED “AS IS.” NOTWITHSTANDING THE FOREGOING, EDWARDS SHALL USE ITS COMMERCIALLY REASONABLE EFFORTS TO CAUSE DEXCOM TO BE THE BENEFICIARY OF ANY WARRANTIES, REPRESENTATIONS AND SUPPORT OF MAINTENANCE COMMITMENTS ACCRUING FROM THE SUPPLIERS OF THE EQUIPMENT TO EDWARDS.

(B) EDWARDS SHALL NOT BE LIABLE FOR THE SELECTION, QUALITY, CONDITION, MERCHANTABILITY, SUITABILITY, FITNESS, OPERATION, OR PERFORMANCE OF ANY DESIGNATED MANUFACTURING EQUIPMENT. NOTWITHSTANDING ANY OTHER PROVISION HEREIN, IN NO EVENT SHALL EDWARDS BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, INDIRECT, OR PUNITIVE DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE OR PROFIT OR ANY OTHER BUSINESS LOSS INCLUDING GOODWILL, LOSS OF USE OF ANY PROPERTY, COST OF SUBSTITUTE PERFORMANCE, DESIGNATED MANUFACTURING EQUIPMENT OR SERVICES, DOWNTIME COSTS AND CLAIMS OF DEXCOM FOR SUCH DAMAGES, REGARDLESS OF WHETHER DAMAGES ARE CAUSED BY WILLFUL MISCONDUCT, NEGLIGENT ACT OR OMISSION, OR OTHER WRONGFUL ACT ARISING FROM OR RELATED TO THIS AGREEMENT AND/OR ANY DEXCOM ORDER AND REGARDLESS OF WHETHER EDWARDS WAS ADVISED OF OR COULD HAVE FORESEEN THE POSSIBILITY OF SUCH DAMAGES. REGARDLESS OF ANY OTHER PROVISION OF THESE TERMS, EDWARDS’ ENTIRE LIABILITY FOR ANY CLAIM, LOSS, EXPENSE, OR DAMAGE UNDER THIS AGREEMENT AND/OR ANY DEXCOM ORDER SHALL IN NO EVENT EXCEED THE SUM ACTUALLY PAID BY DEXCOM TO EDWARDS FOR THE DESIGNATED MANUFACTURING EQUIPMENT TO WHICH THE CLAIM DIRECTLY RELATES. THE FOREGOING LIMITATIONS APPLY TO ALL CAUSES

OF ACTION AND CLAIMS OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT AND/OR THE DEXCOM ORDER INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY, NEGLIGENCE, MISREPRESENTATION, OR ANY OTHER TORT.

(C) DEXCOM ACKNOWLEDGES AND ACCEPTS THE REASONABLENESS OF THE FOREGOING DISCLAIMERS AND LIMITATIONS OF LIABILITY. FOR PURPOSES OF THIS SECTION, ALL REFERENCES TO EDWARDS SHALL INCLUDE ITS AFFILIATES, AGENTS, SUPPLIERS, OFFICERS, DIRECTORS, SHAREHOLDERS, AND EMPLOYEES.

9. Miscellaneous. The applicable terms of the Collaboration Agreement, including Article 9 (Confidentiality), Article 12 (Indemnification, Insurance and Limitation of Liability), Article 13 (Dispute Resolution; Liability) and Article 14 (Miscellaneous), shall govern this Lease Agreement. All capitalized terms not defined herein shall have the terms ascribed to them in the Collaboration Agreement.

Exhibit F-2

Designated Manufacturing Employees

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit G

Annual Royalty Objectives

for each Minimum Royalty Year

Year 1	Year 2	Year 3	Year 4 and each year thereafter
$[*****]	$[*****]	$[*****]	$[*****]

Year 1 and Pre-Year 1 Period: Year 1 means the first full calendar year beginning twelve (12) months after the First Commercial Sale of the Gen 2 Product. In addition, a prorated amount of the Annual Royalty Objective for Year 1 shall apply to any remaining portion of the calendar year (the “Pre-Year 1 Period”) prior to Year 1 following the first anniversary of the First Commercial Sale of the Gen 2 Product. For example, if the First Commercial Sale of the Gen 2 Product is in June 2010, Year 1 would begin as of January 2012 with an Annual Royalty Objective of $[*****] and a prorated Annual Royalty Objective would apply during the Pre-Year 1 Period from July 2011 through December 2011 equal to $[*****] (i.e. [6 calendar months of Pre Year 1 Period divided by 12 calendar months] multiplied by $[*****]). Each Minimum Royalty Year after Year 1 shall be, respectively, the successive calendar years after Year 1. Notwithstanding anything herein to the contrary, and subject to Section 6.1.3(b) of the Agreement, in the event Royalties under the Agreement accrue through only a portion of any Minimum Royalty Year, the Annual Royalty Objective for that Minimum Royalty Year shall be prorated based on the period of time Royalties accrued during such Minimum Royalty Year.

Adjustments: The Annual Royalty Objectives set forth above assume the base case for Royalties under Section 7 of the Agreement. For this purpose, the “base case” for Royalties under Section 7 is [*****] percent ([*****]%) of Net Sales. If the rate of Royalties under the Agreement is [*****] percent ([*****]%) during any given calendar year (or prorata portion thereof), the Annual Royalty Objectives set forth above for such calendar year(s) shall be adjusted proportionally. For example, if the rate of Royalties is adjusted to [*****] percent ([*****]%) as of July 1 in Year 2, then the Annual Royalty Objective for Year 2 shall be $[*****] (i.e. [[*****]% divided by [*****]%] multiplied by [$[*****] multiplied by {6 calendar months at [*****]% Royalty divided by 12 calendar months}] plus [$[*****] multiplied by {6 calendar months at “base case” rate of Royalty divided by 12 calendar months}]).

Impact of Offsets: For any given year (or prorata portion thereof, including, where applicable the Pre-Year 1 Period), the amount of Revenue Sharing and/or Royalties accrued to DexCom for the purpose of determining whether the Annual Royalty Objective has been achieved, and if not, the amount of any Shortfall Payment, for such given calendar year (or prorata portion thereof, including the Pre-Year Period) shall include the amount, if any, of Revenue Sharing and/or Royalties credited against Edwards offsets in accordance with the Agreement.

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit H

Development Funding Payments

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit I

Development Milestone Tables

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit J

Delay Adjustment Period Tables

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Exhibit K

DexCom Representation and Warranty Disclosures

Section 3.4

[*****]

Section 10.2 (c)

On August 11, 2005, Abbott Diabetes Care, Inc., or Abbott, filed a patent infringement lawsuit against the DexCom, (the “Company”) in the United States District Court for the District of Delaware, seeking a declaratory judgment that the Company’s continuous glucose monitor infringes certain patents held by Abbott. In August 2005, the Company moved to dismiss these claims and filed requests for reexamination of the Abbott patents with the United States Patent and Trademark Office (the “Patent Office”) and by March 2006, the Patent Office ordered reexamination of each of the four patents originally asserted against the Company in the litigation. On June 27, 2006, Abbott amended its complaint to include three additional patents owned or licensed by Abbott which are allegedly infringed by the Company’s continuous glucose monitor. On August 18, 2006, the court granted the Company’s motion to stay the lawsuit pending reexamination by the Patent Office of each of the four patents originally asserted by Abbott, and the court dismissed one significant infringement claim. In approving the stay, the court also granted the Company’s motion to strike, or disallow, Abbott’s amended complaint in which Abbott had sought to add three additional patents to the litigation. In late 2006, the Patent Office issued a non-final rejection of all claims the Company submitted for reexamination in two of the Abbott patents cited in the original lawsuit. In both cases, Abbott has filed a response with the Patent Office seeking claim construction to differentiate certain claims from the prior art presented by the Company, seeking to amend certain claims to overcome the prior art presented by the Company, and seeking to add new claims. In response, the Company filed a second reexamination request with the Patent Office challenging each of Abbott’s proposed amendments and in October 2007, the Patent Office ordered reexamination of each of the second reexamination requests. In early 2008, the Patent Office issued a non-final rejection of all claims the Company submitted for reexamination in the other two patents cited in the original complaint. In both cases, Abbott has filed a response with the Patent Office seeking claim construction to differentiate certain claims from the prior art presented by the Company, seeking to amend certain claims to overcome the prior art presented by the Company, and seeking to add new claims. Later in late 2008, the Patent Office issued final rejections of all claims the Company submitted for reexamination for both patents. In October 2008, Abbott filed a response to the final rejections in one of the two reexaminations. Also in late 2008, the Company submitted second reexamination requests for these two patents.

Subsequent to the court’s August 18, 2006 order striking Abbott’s amended complaint, Abbott filed a separate action in the U.S. District Court for the District of Delaware alleging infringement of the additional patents it had sought to include in the litigation discussed above. The Company believes this complaint, like the first, is without merit and the Company intends to vigorously contest the action. To that end, the Company filed requests with the Patent Office to reexamine each of the three additional patents cited by Abbott and on September 7, 2006, the Company filed a motion to strike Abbott’s new complaint on the grounds that it is redundant of claims Abbott already improperly attempted to inject into the original case, and because the original case is now stayed, Abbott must wait until the court lifts that stay before it can properly ask the court to consider these claims. Alternatively, the Company asked the court to consolidate the new case with the original case and thereby stay the entirety of the case pending conclusion of the reexamination proceedings in the Patent Office. On September 30, 2007, the court granted the Company’s motion to consolidate the cases and stay the entirety of the case pending conclusion of the reexamination proceedings in the Patent Office relating to all seven patents asserted against the Company. In February 2007, the Patent Office ordered reexamination of each of the three patents cited in this new lawsuit and in June 2007, the Patent Office issued a non-final rejection of all claims the Company submitted for reexamination in two of the Abbott patents cited in the new lawsuit. In each of these cases, Abbott filed a response with the Patent Office seeking claim construction to differentiate certain claims from the prior art presented by the Company, seeking to amend certain claims to overcome the prior art presented by the Company, and seeking to add new claims. In response, the Company filed a second reexamination request with the Patent Office challenging each of Abbott’s proposed amendments and by February 2008, the Patent Office had ordered reexamination of each of the second reexamination requests, one of which is under final rejection as of October 2008. Abbott has responded to the final rejection by filing an after final amendment. In March 2008, the Patent Office issued

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

a Notice of Intent to Issue a Reexamination Certificate, confirming the claims of the third of the additional three patents asserted by Abbott. In response, the Company filed another reexamination request on this patent, which was ordered in June of 2008. In October of 2008 the Patent Office issued a non-final Office Action, rejecting claims 1-3 but confirming patentability of claim 4.

In 2008, Abbott copied claims from certain of the Company’s applications, and stated that it may seek to provoke an interference with certain of the Company’s pending applications in the Patent Office. If the interference is declared and Abbott prevails in the interference, the Company would lose certain patent rights to the subject matter defined in the interference. Also in 2008, Abbott has filed reexamination requests seeking to invalidate two of the Company’s patents in the Patent Office. In both reexamination requests, the Patent Office has ordered the reexamination and issued non-final office actions and the Company has responded to those non-final office actions by seeking claim construction to differentiate certain claims from the prior art, seeking to amend certain claims to overcome the prior art, and canceling certain claims.

Section 10.2(e)

Exhibit L

Edwards Representation and Warranty Disclosures

[*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 2.2

Executive Sponsors

For DexCom: [*****]

For Edwards: [*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 8.3

Patent Sponsors

For DexCom: [*****]

For Edwards: [*****]

[*****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.